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                                                                  EXHIBIT 10.59

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of June 9, 1998

                                      among

                             WESTPOINT STEVENS INC.
                           CERTAIN OF ITS SUBSIDIARIES

                                THE SEVERAL BANKS
                         FROM TIME TO TIME PARTY HERETO

                                       AND

                               NATIONSBANK, N. A.,
                             as Administrative Agent
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                                TABLE OF CONTENTS

SECTION 1 DEFINITIONS........................................................1
      1.1 Definitions........................................................1
      1.2 Computation of Time Periods.......................................28
      1.3 Accounting Terms..................................................28

SECTION 2 CREDIT FACILITIES.................................................29
      2.1 Revolving Loans...................................................29
      2.2 Competitive Loan Subfacility......................................31
      2.3 Foreign Currency Loan Subfacility.................................33
      2.4 Letter of Credit Subfacility......................................35
      2.5 Swingline Loan Subfacility........................................40

SECTION 3 OTHER PROVISIONS RELATING TO CREDIT FACILITIES....................42
      3.1 Default Rate......................................................42
      3.2 Extension and Conversion..........................................42
      3.3 Prepayments.......................................................43
      3.4 Termination and Reduction of Revolving Committed Amount...........44
      3.5 Fees. ............................................................44
      3.6 Capital Adequacy..................................................46
      3.7 Unavailability....................................................46
      3.8 Illegality........................................................46
      3.9 Requirements of Law...............................................47
      3.10 Treatment of Affected Loans......................................48
      3.11 Taxes............................................................49
      3.12 Compensation.....................................................51
      3.13 Pro Rata Treatment...............................................51
      3.14 Sharing of Payments..............................................52
      3.15 Payments, Computations, Etc......................................53
      3.16 Evidence of Debt.................................................55
      3.17 Additional Foreign Borrowers.....................................55
      3.18 Several Liability of Foreign Borrowers...........................56
      3.19 European Common Currency.........................................56

SECTION 4 GUARANTY OF FOREIGN BORROWER OBLIGATIONS..........................57
      4.1 Guaranty..........................................................57
      4.2 Obligations Unconditional.........................................57
      4.3 Reinstatement.....................................................58
      4.4 Remedies..........................................................58

SECTION 5 CONDITIONS........................................................59
      5.1 Closing Conditions................................................59
      5.2 Conditions to all Extensions of Credit............................63

SECTION 6 REPRESENTATIONS AND WARRANTIES....................................64
      6.1 Financial Condition...............................................64


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      6.2 No Material Change................................................64
      6.3 Organization and Good Standing....................................64
      6.4 Power; Authorization; Enforceable Obligations.....................65
      6.5 No Conflicts......................................................65
      6.6 No Default........................................................66
      6.7 Ownership.........................................................66
      6.8 Indebtedness......................................................66
      6.9 Litigation........................................................66
      6.10 Tax Returns, Payments and Examinations...........................66
      6.11 Compliance with Law..............................................67
      6.12 ERISA............................................................67
      6.13 Subsidiaries.....................................................68
      6.14 Governmental Regulations, Etc....................................69
      6.15 Purpose of Loans.................................................70
      6.16 Environmental Matters............................................70
      6.17 Intellectual Property............................................71
      6.18 Solvency.........................................................71
      6.19 Investments......................................................71
      6.20 Location of Collateral...........................................71
      6.21 Disclosure.......................................................71
      6.22 No Burdensome Restrictions.......................................72
      6.23 Brokers' Fees....................................................72
      6.24 Labor Matters....................................................72
      6.25 Year 2000 Compliance.............................................72

SECTION 7 AFFIRMATIVE COVENANTS.............................................72
      7.1 Information Covenants.............................................72
      7.2 Preservation of Existence and Franchises..........................76
      7.3 Books and Records.................................................76
      7.4 Compliance with Law...............................................76
      7.5 Payment of Taxes and Other Indebtedness...........................76
      7.6 Insurance.........................................................77
      7.7 Maintenance of Property...........................................77
      7.8 Performance of Obligations........................................78
      7.9 Use of Proceeds...................................................78
      7.10 Audits/Inspections...............................................78
      7.11 Financial Covenants.  The Borrower shall:........................78
      7.12 Additional Credit Parties........................................78
      7.13 Real Estate Appraisals...........................................79
      7.14 Environmental Assessments........................................79

SECTION 8 NEGATIVE COVENANTS................................................80
      8.1 Indebtedness......................................................80
      8.2 Liens.............................................................81
      8.3 Nature of Business................................................81
      8.4 Consolidation, Merger, Dissolution, etc...........................81


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      8.5 Asset Dispositions................................................82
      8.6 Investments and Acquisitions......................................83
      8.7 Restricted Payments...............................................84
      8.8 Transactions with Affiliates......................................84
      8.9 Fiscal Year; Organizational Documents.............................84
      8.10 Limitation on Restricted Actions.................................85
      8.11 Ownership of Subsidiaries........................................85
      8.12 Sale Leasebacks..................................................85
      8.13 No Negative Pledges..............................................86
      8.14 Operating Lease Obligations......................................86
      8.16 Environmental Liabilities........................................87
      8.17 Futures Contracts................................................87
      8.18 Inactive Subsidiaries............................................87

SECTION 9 EVENTS OF DEFAULT.................................................88
      9.1 Events of Default.................................................88
      9.2 Acceleration; Remedies............................................90

SECTION 10 AGENCY PROVISIONS................................................91
      10.1 Appointment, Powers and Immunities...............................91
      10.2 Reliance by Agent................................................91
      10.3 Defaults.........................................................92
      10.4 Rights as a Bank.................................................92
      10.5 Indemnification..................................................93
      10.6 Non-Reliance on Agent and Other Banks............................93
      10.7 Successor Agent..................................................93
      10.8 Co-Agents........................................................94

SECTION 11 MISCELLANEOUS....................................................94
      11.1 Notices..........................................................94
      11.2 Right of Set-Off; Adjustments....................................95
      11.3 Benefit of Agreement.............................................95
      11.4 No Waiver; Remedies Cumulative...................................97
      11.5 Expenses; Indemnification........................................97
      11.6 Amendments, Waivers and Consents.................................98
      11.7 Counterparts.....................................................99
      11.8 Headings........................................................100
      11.9 Survival........................................................100
      11.10 Governing Law; Submission to Jurisdiction; Venue...............100
      11.11 Arbitration....................................................101
      11.12 Severability...................................................101
      11.13 Amended and Restated Agreement; Entirety.......................101
      11.14 Binding Effect; Termination....................................102
      11.15 Confidentiality................................................102
      11.16 Source of Funds................................................102
      11.17 Judgment Currency..............................................103
      11.18 Conflict.......................................................103


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                                    SCHEDULES

Schedule 1.1A           Existing Letters of Credit
Schedule 1.1B           Liens
Schedule 1.1C           Subsidiary Guarantors
Schedule 2.1(a)         Revolving Commitment Percentages of the Banks
Schedule 5.1(d)(i)      Form of Legal Opinion (Weil, Gotshal & Manges LLP)
Schedule 5.1(d)(ii)     Form of Legal Opinion (Local Collateral Counsel)
Schedule 6.4            Required Consents, Authorizations, Notices
                        and Filings
Schedule 6.9            Litigation
Schedule 6.10           Taxes
Schedule 6.12           ERISA
Schedule 6.13           Subsidiaries
Schedule 6.16           Environmental Disclosures
Schedule 6.17           Intellectual Property
Schedule 6.20(a)        Mortgaged Properties
Schedule 6.20(b)        Collateral Locations
Schedule 6.20(c)        Chief Executive Offices/Principal Places
                        of Business
Schedule 6.24           Labor Matters
Schedule 7.6            Insurance
Schedule 8.1            Indebtedness
Schedule 8.9            Changes in Capital Stock

                                    EXHIBITS

Exhibit 2.1(b)(i)       Form of Notice of Borrowing
Exhibit 2.1(e)          Form of Revolving Note
Exhibit 2.2(b)-1        Form of Competitive Bid Request
Exhibit 2.2(b)-2        Form of Notice of Competitive Bid Request
Exhibit 2.2(c)          Form of Competitive Bid
Exhibit 2.2(e)          Form of Competitive Bid Accept/Reject Letter
Exhibit 2.3             Form of Foreign Currency Notes of Foreign Borrowers
Exhibit 2.5             Form of Swingline Note
Exhibit 3.2             Form of Notice of Extension/Conversion
Exhibit 7.1(c)          Form of Officer's Compliance Certificate
Exhibit 7.12            Form of Joinder Agreement
Exhibit 11.3(b)         Form of Assignment and Acceptance


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                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

      THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 9, 1998 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), is by and among WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), the foreign subsidiaries identified on the signature pages hereto and such other foreign subsidiaries as may from time to time become Foreign Borrowers hereunder in accordance with the provisions hereof, the BANKS (as defined herein) and NATIONSBANK, N.A., as Agent for the Banks (in such capacity, the "Agent" or the "Administrative Agent").

                               W I T N E S S E T H

      WHEREAS, the Borrower, certain lending institutions, and Bankers Trust Company, as administrative agent, entered into that certain credit agreement dated as of December 1, 1993 (the "Original Credit Agreement") pursuant to which such lending institutions agreed to make certain loans and extensions of credit to the Borrower;

      WHEREAS, on or about November 23, 1994, the Borrower, NationsBank, N.A. as administrative agent, and certain lending institutions entered into that Amended and Restated Credit Agreement (as heretofore amended, the "1994 Credit Agreement"), pursuant to which the Borrower and the lending institutions party thereto amended, modified and restated the terms and conditions of the Original Credit Agreement;

      WHEREAS, the Borrower desires to restate the 1994 Credit Agreement to provide for certain amendments and modifications thereof, including without limitation the increase in the amount and types of loans and extensions of credit available thereunder;

      WHEREAS, the Banks are willing to amend and restate the 1994 Credit Agreement for the purposes and pursuant to the terms and conditions set forth herein;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS

      1.1 Definitions.

      As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:


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            "Acquisition", by any Person, means the acquisition by such Person of the Capital Stock or all or substantially all of the Property of another Person, whether or not involving a merger or consolidation with such Person.

            "Acquisition Consideration" means with respect to any Acquisition permitted by Section 8.6(b), the aggregate purchase price paid in connection with such acquisition minus the sum of (i) any Indebtedness which was assumed or incurred in connection with such Acquisition to the extent such Indebtedness is permitted by Section 8.1, plus (ii) any proceeds from the issuance by the Borrower of Capital Stock that are used to pay all or part of the purchase price of such Acquisition or the value of any Capital Stock issued to the seller in connection with such Acquisition, provided that the Borrower issues such Capital Stock concurrently with the closing of such Acquisition.

            "Additional Credit Party" means each Person that becomes a Subsidiary Guarantor after the Closing Date by execution of a Joinder Agreement.

            "Adjusted Eurocurrency Rate" means the Eurocurrency Rate plus the Applicable Percentage.

            "Affiliate" means, with respect to any Person, any other Person (i) directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agency Services Address" means NationsBank, N. A., NC1-001-15-04, 101 North Tryon Street, Charlotte, North Carolina 28255, Attn: Agency Services, or such other address as may be identified by written notice from the Agent to the Borrower.

            "Agent" shall have the meaning assigned to such term in the heading hereof, together with any successors or assigns.

            "Agent's Fee Letter" means that certain letter agreement, dated as of May 7, 1998, between the Agent and the Borrower, as amended, modified, restated or supplemented from time to time.

            "Agent's Fees" shall have the meaning assigned to such term in
      Section 3.5(d).

            "Applicable Lending Office" means, for each Bank, the office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Borrower by written notice as the office by which its Eurocurrency Loans are made and maintained.


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

            "Applicable Percentage" means, for purposes of calculating the applicable interest rate for any day for any Eurocurrency Loan, the applicable rate of the Standby Letter of Credit Fee for any day for purposes of Section 3.5(c)(i) or the applicable rate of the Trade Letter of Credit Fee for any day for purposes of Section 3.5(c)(ii), the applicable percentage corresponding to the Rate Adjustment Ratio in effect as of the most recent Calculation Date:

================================================================================
                 Rate Adjustment         Applicable Percentage For Eurocurrency
 Pricing              Ratio             Loans, Standby Letter of Credit Fee and
  Level                                         Trade Letter of Credit Fee
--------------------------------------------------------------------------------
    I         Less than or equal to                      0.75%
                      2.75
--------------------------------------------------------------------------------
   II         Less than or equal to                      0.50%
              3.25 but greater than
                      2.75
--------------------------------------------------------------------------------
  III           Greater than 3.25                        0.25%
--------------------------------------------------------------------------------

      The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the Credit Parties are required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, that
      (i) the initial Applicable Percentages shall be based on Pricing Level II (as shown above) and shall remain at Pricing Level II until the first Calculation Date subsequent to the Closing Date and, thereafter, the Pricing Level shall be determined by the Rate Adjustment Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, and (ii) if the Credit Parties fail to provide the officer's certificate to the Agency Services Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Pricing Level shall be determined by the Rate Adjustment Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans and Letters of Credit as well as any new Loans and Letters of Credit made or issued.

            "Asset Disposition" means the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of any Consolidated Party whether by sale, lease, transfer or otherwise (including pursuant to any casualty or condemnation event). The term "Asset Disposition" shall not include (i) the sale of inventory in the


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      ordinary course of business, or (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business.

            "Available Foreign Currency" means (i) British Pounds Sterling, French Francs, Swiss Francs, Deutsche Marks, Japanese Yen and Hong Kong Dollars, (ii) any other freely available currency which is freely transferrable and freely convertible into Dollars and in which dealings in deposits are carried on in the London interbank market, which shall be requested by the Borrower and approved by each Bank, and (iii) subject to
      Section 3.19 hereof, the Euro.

            "Bank" means any of the Persons identified as a "Bank" on the signature pages hereto, and any Person which may become a Bank by way of assignment in accordance with the terms hereof, together with their successors and permitted assigns.

            "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

            "Bankruptcy Event" means, with respect to any Person, the occurrence of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty (60) consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

            "Base Rate" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

            "Base Rate Loan" means any Loan bearing interest at a rate determined by reference to the Base Rate.


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            "Borrower" means WestPoint Stevens Inc., a Delaware corporation, together with any permitted successors and assigns.

            "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close, except that, when used in connection with (i) a Eurocurrency Loan a Business Day shall also be a day on which dealings between banks are carried on in deposits of Dollars in London, England, and (ii) in the case of Foreign Currency Loans, a Business Day shall also be a day on which dealings between banks are carried on in the relevant Available Foreign Currency in London, England.

            "Calculation Date" has the meaning set forth in the definition of "Applicable Percentage" set forth in this Section 1.1.

            "Capital Expenditures" means, without duplication, with respect to any Credit Party any amounts expended or incurred for any purchase or other acquisition for value of any asset that is classified on a balance sheet of such Credit Party prepared in accordance with GAAP as a fixed or capital asset or capital expenditure.

            "Capital Lease" means, as applied to any Person, any lease of any Property (whether real, personal or mixed) by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

            "Capital Stock" means (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "Change of Control" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the Voting Stock of the Borrower; or (b) the Borrower consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or any person consolidates with, or merges with or into, the Borrower, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Borrower is converted into or exchanged for cash, securities, or other property, other than any such transaction where (i) the outstanding Voting Stock of the Borrower is converted into or exchanged for (1) Voting Stock (other than Disqualified Stock) of the surviving or transferee corporation or its parent corporation and/or (2) cash, securities and other property in an amount which could be paid by the Borrower as a Restricted Payment and
      (ii) immediately after such transaction no "person"

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

      or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have a "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation or its parent corporation, as applicable; or (c) during any consecutive two-year period, individuals who at the beginning of such period constituted the board of directors of the Borrower (together with any new directors whose election by such board or whose nomination for election by the stockholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such board then in office.

            "Closing Date" means the date hereof.

            "Co-Agent Bank" or "Co-Agent Banks," individually or collectively, means The First National Bank of Chicago, ScotiaBanc Inc., The Bank of New York, Wachovia Bank, N.A., Societe Generale, ABN Amro Bank, N.V. Atlanta Agency, SunTrust Bank, Atlanta, and First Union National Bank.

            "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

            "Collateral" means a collective reference to the collateral which is identified in, and at any time will be covered by, the Collateral Documents.

            "Collateral Documents" has the meaning ascribed to such term in the Collateral Trust Agreement.

            "Collateral Trust Agreement" means that certain Second Amended and Restated Collateral Trust Agreement dated as of the date hereof executed by and among the Borrower, the Subsidiary Guarantors, the Banks, IBJ Schroder Bank and Trust Company, and the Trustee, as the same may be amended from time to time.

            "Commitment" means (i) with respect to each Bank, the Revolving Commitment of such Bank, (ii) with respect to the Issuing Lender, the LOC Commitment, and (iii) with respect to the Swingline Lender, the Swingline Commitment.

            "Competitive Bid" means an offer by a Bank to make a Competitive Loan pursuant to the terms of Section 2.2.

            "Competitive Bid Rate" means, as to any Competitive Bid made by a Bank in accordance with the provisions of Section 2.2, the rate of interest offered by the Bank making the Competitive Bid.


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

            "Competitive Bid Request" means a request by the Borrower for Competitive Bids in accordance with the provisions of Section 2.2(b).

            "Competitive Bid Request Fee" shall have the meaning assigned to such term in Section 3.5(d).

            "Competitive Loan" means a loan made by a Bank in its discretion pursuant to the provisions of Section 2.2.

            "Competitive Loan Banks" means, at any time, those Banks which have Competitive Loans outstanding.

            "Competitive Loan Maximum Amount" shall have the meaning assigned to such term in Section 2.2(a).

            "Consolidated Current Assets" means, with respect to the Consolidated Parties, as at the time any determination thereof is to be made, the amount, without duplication, that is classified on a balance sheet of the Consolidated Parties as current assets in accordance with GAAP (excluding cash and cash equivalents).

            "Consolidated Current Liabilities" means, with respect to the Consolidated Parties, as at the time any determination thereof is to be made, the amount, without duplication, that is classified on a balance sheet of the Consolidated Parties as current liabilities in accordance with GAAP (excluding current maturities of long term debt, Indebtedness outstanding under the Credit Documents, other short term Funded Indebtedness permitted by this Agreement and liabilities for federal income taxes).

            "Consolidated EBITDA" means, for any period, the sum of (i) Consolidated Net Income (or Consolidated Net Loss) for such period, plus
      (ii) an amount which, in the determination of Consolidated Net Income (or Consolidated Net Loss) for such period, has been deducted for (A) Consolidated Interest Expense, (B) total federal, state, local and foreign income, value added and similar taxes and (C) depreciation and amortization expense, including, without limitation, amortization of deferred financing fees and expenses, all as determined in accordance with GAAP on a consolidated basis.

            "Consolidated Interest Expense" means, for any period, interest expense (excluding the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Permitted Receivables Financings and Synthetic Leases) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

            "Consolidated Net Income" and "Consolidated Net Loss" mean, respectively, for any period, the aggregate net income (or net loss) of the Consolidated Parties on a consolidated basis, as determined in accordance with GAAP. There shall be excluded in computing Consolidated Net Income and Consolidated Net Loss, to the extent otherwise included therein, (i) any gain or loss which is treated as an extraordinary item under


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

      GAAP and any gain or loss from the sale of any asset other than a sale in the ordinary course of business, (ii) the income or loss of any Person (other than a Consolidated Subsidiary of the Borrower) in which any other Person (other than the Borrower or any of its Consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of is Consolidated Subsidiaries by such Person during such period, (iii) the income or loss of any Person accrued prior to the date it becomes a Consolidated Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Consolidated Subsidiaries or that Person's assets are acquired by the Borrower or any of its Consolidated Subsidiaries, (iv) the income of any Consolidated Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary (the only such restrictions as of the date hereof being those imposed by the corporate law of any such Subsidiary's state of incorporation), and (v) the amortization of Excess Reorganization Value during such period as determined in accordance with GAAP.

            "Consolidated Net Worth" means, as of any date, all amounts which would be included under stockholders' equity on a balance sheet of the Borrower and its Consolidated Subsidiaries determined as at such date on a consolidated basis in accordance with GAAP. There shall be excluded in computing Consolidated Net Worth (a) the amortization of Excess Reorganization Value since January 1, 1993 as determined in accordance with GAAP, (b) the effect of the Restructuring Charge, adjusted to reflect the tax effect of such charge, (c) any non-cash minimum pension liability adjustment determined in accordance with GAAP, without giving effect to any adjustment for minority interest in the cases of clauses (a) and (b) above, (d) the effect of the after-tax write-off of deferred financing fees and expenses related to the Original Credit Agreement (and each amendment or restatement thereof, including the 1994 Credit Agreement and this Credit Agreement) and (e) the after-tax extraordinary expenses in 1998 and 1999 associated with the refinancing of the Borrower's 8-3/4% senior notes, its 9-3/8% senior subordinated debentures, its 9% sinking fund debentures and the Permitted Receivables Financing.

            "Consolidated Parties" means a collective reference to the Borrower and its Subsidiaries, and "Consolidated Party" means any one of them.

            "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 3.2 hereof of a Eurocurrency Loan from one Interest Period to the next Interest Period.

            "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurocurrency Loan or a Eurocurrency Loan into a Base Rate Loan.

            "Credit Documents" means a collective reference to this Credit Agreement, the Notes, the LOC Documents, the Collateral Trust Agreement, each Joinder Agreement, the Agent's Fee Letter, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto (in each case as the same may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time), and "Credit Document" means any one of them.

            "Credit Parties" means a collective reference to the Borrower, the Foreign Borrowers and the Guarantors, and "Credit Party" means any one of them.

            "Credit Party Obligations" means, without duplication, (i) all of the obligations of the Credit Parties to the Banks (including the Issuing Lender), the Agent and/or the Trustee, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) liabilities and obligations, whenever arising, owing from any Credit Party to any Bank, or any Affiliate of a Bank, arising under any Hedging Agreement.

            "Current Ratio" means, with respect to the Consolidated Parties, as at the time any determination thereof is to be made, a ratio the numerator of which shall be Consolidated Current Assets and the denominator of which shall be Consolidated Current Liabilities.

            "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

            "Defaulting Bank" means, at any time, any Bank that (a) has failed to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement within one Business Day of when due,
      (b) other than as set forth in (a) above, has failed to pay to the Agent or any Bank an amount owed by such Bank pursuant to the terms of this Credit Agreement within one Business Day of when due, unless such amount is subject to a good faith dispute or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of assets of which) a receiver, trustee or similar official has been appointed.

            "Determination Date" means with respect to any Foreign Currency Loan and any Foreign Currency LOC Obligation:

                  (a) in connection with the origination of any new extension of credit, the Business Day which is the earliest of the date such credit is extended or the date the rate is set, as applicable;

                  (b) the last Business Day of each month; or

                  (c) the date of any reduction of the Revolving Committed
            Amount pursuant to the terms of Section 3.4; and

      in addition to the foregoing, such additional dates not more frequently than once a month as may be determined by the Agent.

            "Disqualified Stock" means, with respect to any Person, any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable (in each case, other than into common stock of the Borrower), pursuant to a sinking fund obligation or otherwise, or is exchangeable for Indebtedness, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the specified security. Notwithstanding the foregoing, in no event shall Capital Stock that is considered Disqualified Stock solely by reason of such Capital Stock being convertible at the option of the holder of such capital stock into other Capital Stock (other than Disqualified Stock) constitute Disqualified Stock.

            "Dollar Amount" means (a) with respect to Dollars or an amount denominated in Dollars, such amount and (b) with respect to an amount of any Available Foreign Currency or an amount denominated in such Available Foreign Currency, the Dollar Equivalent of such amount on the most recent Determination Date or such other applicable date specified in this Credit Agreement.

            "Dollar Equivalent" means, on any date, with respect to an amount denominated in an Available Foreign Currency, the amount of Dollars into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of such Available Foreign Currency at its spot rate of exchange (inclusive of all reasonable related costs of conversion, if any are actually incurred) applicable to the relevant transaction at or about 10:00 A.M., Charlotte, North Carolina time, on such date.

            "Dollars" and "$" means dollars in lawful currency of the United States of America.

            "Domestic Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is incorporated or organized under the laws of any State of the United States or the District of Columbia.

            "Eligible Assignee" means (i) a Bank; (ii) an Affiliate of a Bank; and (iii) any other Person approved by the Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.3, the Borrower (such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Bank and the Agent from the Borrower within two Business Days after notice of such proposed assignment has been provided by the Agent to the Borrower); provided, however, that neither the Borrower nor an Affiliate of the Borrower shall qualify as an Eligible Assignee.

            "Environmental Laws" means any and all lawful and applicable Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

            "ERISA Affiliate" means an entity which is under common control with any Consolidated Party within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group which includes any Consolidated Party and which is treated as a single employer under Sections 414(b) or (c) of the Code.

            "ERISA Event" means (i) with respect to any Plan, the occurrence of a Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan; (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to
      Section 307 of ERISA.

            "Euro" has the meaning ascribed to such term in Section 3.19.

            "Eurocurrency Loan" means any Loan that bears interest at a rate based upon the Eurocurrency Rate.

            "Eurocurrency Rate" means, for any Eurocurrency Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurocurrency Loan for such Interest Period by (b) 1 minus the Eurocurrency Reserve Requirement for such Eurocurrency Loan for such Interest Period.

            "Eurocurrency Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the

      Eurocurrency Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted Eurocurrency Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurocurrency Loans. The Adjusted Eurocurrency Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Requirement.

            "Event of Default" shall have the meaning as defined in Section 9.1.

            "Excess Reorganization Value" means the aggregate of (i) the excess of the reorganization value over the value of identifiable assets calculated in connection with Valley's adoption of "Fresh Start" reporting in connection with Valley's bankruptcy reorganization in September 1992, which required Valley to record its assets and its liabilities at their fair values as of September 30, 1992, and (ii) the excess of the consideration paid for the Minority Shares in WPP over the carrying value of the Minority Shares at the date such consideration is paid.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Excluded Asset Disposition" means (i) the sale, conveyance or other contribution of applicable Transferred Assets by Finco or any Consolidated Party as part of any Permitted Receivables Financing, (ii) any Asset Disposition by any Consolidated Party to any Credit Party other than the Borrower if the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Sections 2.2 and 2.3 of the Collateral Trust Agreement, (iii) any sale or other disposition of the Excluded Property (as defined in the Collateral Trust Agreement), and (iv) the sale, conveyance or other disposition of such other assets in other transactions provided that the aggregate consideration received in all such other transactions by any Consolidated Party does not exceed $100,000,000 in the aggregate from and after the Closing Date and after giving effect to such Asset Disposition; provided, however, in each instance referred to in subsection (iv) hereof, (a) after giving effect such Asset Disposition, no Default or Event of Default exists and (b) the aggregate consideration received by the Consolidated Parties in connection with each such Asset Disposition shall be reasonably equivalent in value to the properties sold, conveyed or otherwise disposed of.

            "Executive Officer" of any Person means any of the chief executive officer, chief operating officer, president, vice president, chief financial officer, treasurer or controller of such Person.

            "Existing Letters of Credit" means the letters of credit described by date of issuance, letter of credit number, undrawn amount, and date of expiry on Schedule 1.1(A) hereto.

            "Fees" means all fees payable pursuant to Section 3.5.

            "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

            "Finco" means WPS Receivables Corporation, a Delaware corporation and any subsidiaries of WPS Receivables Corporation which purchase Transferred Assets from Finco pursuant to the Permitted Receivables Financing.

            "Foreign Borrower" means each of WestPoint Stevens (UK) Limited, WestPoint Stevens (Europe) Limited and any additional Foreign Subsidiary of the Borrower designated as a Foreign Borrower pursuant to Section 3.17.

            "Foreign Borrower Obligations" shall have the meaning assigned to such term in Section 4.1.

            "Foreign Currency Committed Amount" means the Foreign Currency Equivalent of $50,000,000.

            "Foreign Currency Equivalent" means, on any date, with respect to an amount denominated in Dollars, the amount of any applicable Available Foreign Currency into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Dollars at its spot rate of exchange (inclusive of all reasonable related costs of conversion, if any are actually incurred) applicable to the relevant transaction at or about 10:00 A.M., Charlotte, North Carolina time, on such date.

            "Foreign Currency Loans" shall have the meaning assigned to such term in Section 2.3.

            "Foreign Currency LOC Obligations" means LOC Obligations relating to Letters of Credit denominated in Available Foreign Currencies.

            "Foreign Currency Notes" means the promissory notes of each Foreign Borrower in favor of each of the Banks evidencing the Foreign Currency Loans made by each Bank to each Foreign Borrower, as such notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

            "Foreign Subsidiary" means, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary of such Person.

            "Funded Indebtedness" means, with respect to any Person, without duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause

      (e), (f), (g), and (i) of the definition of "Indebtedness" set forth in this Section 1.1, (b) all Indebtedness of another Person of the type referred to in clause (a) above secured by (or for which the holder of such Funded Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Indebtedness of the type referred to in clause (a) above of another Person and (d) Indebtedness of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

            "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis and subject to the terms of Section 1.3.

            "Governmental Authority" means any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

            "Guarantors" means a collective reference to each of the Subsidiary Guarantors, together with their successors and permitted assigns, and "Guarantor" means any one of them.

            "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

            "Hedging Agreements" means any interest rate protection agreement or foreign currency exchange agreement between any Consolidated Party and any Bank, or any Affiliate of a Bank.

            "Inactive Subsidiaries" means any Subsidiary of the Borrower as of the Closing Date that does not engage in any business activity or own any asset or assets (including Capital Stock of another Person) with an aggregate fair market value in excess of $500,000 and does not have any Subsidiary that engages in any business activity or owns any asset or assets (including Capital Stock of another Person) with an aggregate fair market value in excess of $500,000.

            "Indebtedness" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made,
      (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured
      by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, and (l) the principal portion of all obligations of such Person under Synthetic Leases.

            "Interbank Offered Rate" means, for any Eurocurrency Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page or other page applicable to Available Foreign Currencies) as the London interbank offered rate for deposits in Dollars or the applicable Available Foreign Currency, as appropriate, at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurocurrency Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars or the applicable Available Foreign Currencies at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

            "Interest Coverage Ratio" means, with respect to the Consolidated Parties on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Consolidated Parties, the ratio of
      (a) Consolidated EBITDA during the four (4) fiscal quarters ended at the end of each fiscal quarter to (ii) Consolidated Interest Expense for such period.

            "Interest Payment Date" means (a) as to Base Rate Loans (including Swingline Loans), the last Business Day of each calendar quarter, the date of repayment of principal of such Loan and the Maturity Date, and (b) as to Eurocurrency Loans and Competitive Loans, the last day of each applicable Interest Period, the date of repayment of principal of such Loan and the Maturity Date, and in addition where the applicable Interest Period for a Eurocurrency Loan or a Competitive Loan is greater than three months, then also the date three months from the beginning of the Interest Period and each three months thereafter.

            "Interest Period" means, (i) as to Eurocurrency Loans, a period of one, two, three or six months' duration, as the Borrower may elect, commencing, in each case, on the date of the borrowing (including continuations and conversions thereof); and (ii) as to Competitive Loans, a period commencing in each case on the date of the borrowing and ending on the date specified in the applicable Competitive Bid whereby the offer to make such Competitive Loan was extended; provided, however, (a) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except that where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (b) no Interest Period shall extend beyond the Maturity Date, and (c) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Business Day of such calendar month.

            "Interim Maturity Date" means the last day of any Interest Period.

            "Investment" in any Person means (a) the acquisition (whether for cash, property, services, assumption of Indebtedness, securities or otherwise) of assets, Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such other Person or (b) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (c) any other capital contribution to or investment in such Person, including, without limitation, any Guaranty Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any Restricted Payment to such Person.

            "Issuing Lender" means NationsBank.

            "Issuing Lender Fees" shall have the meaning assigned to such term in Section 3.5(c)(iii).

            "Joinder Agreement" means a Joinder Agreement substantially in the form of Exhibit 7.12 hereto, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 7.12.

            "Letter of Credit" means (i) any letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.4 and (ii) any Existing Letters of Credit.

            "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

            "Loan" or "Loans" means the Revolving Loans, Competitive Loans, the Foreign Currency Loans and the Swingline Loans (or a portion of any Revolving Loan, any Competitive Loan, any Foreign Currency Loan or Swingline Loan bearing interest at the Base Rate, the Adjusted Eurocurrency Rate, or the Competitive Bid Rate, as applicable), individually or collectively, as appropriate.

            "LOC Commitment" means the commitment of the Issuing Lender to issue Letters of Credit in an aggregate face amount at any time outstanding (together with the amounts of any unreimbursed drawings thereon) of up to the LOC Committed Amount.

            "LOC Committed Amount" shall have the meaning assigned to such term in Section 2.4.

            "LOC Documents" means, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for
      (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

            "LOC Obligations" means, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus
      (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed by the Borrower.

            "Material Adverse Effect" means a material adverse effect on (i) the condition (financial or otherwise), operations, business, assets, or liabilities of the Consolidated Parties taken as a whole, (ii) the ability of any Credit Party to perform any material obligation under the Credit Documents to which it is a party or (iii) the material rights and remedies of the Banks under the Credit Documents.

            "Materials of Environmental Concern" means any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

            "Maturity Date" means November 30, 2004.

            "Maximum Restricted Payment Amount" means the sum of (i) $9,210,000, plus (ii) 50% of the Consolidated Net Income from and after March 31, 1998 until any relevant measurement date, plus (iii) the Net Cash Proceeds received by the Borrower from the exercise of stock warrants or options by employees or former employees of the Borrower in respect of Capital Stock of the Borrower from and after March 31, 1998, plus (iv) the Net Cash Proceeds received by Alamac Sub Holdings Inc. from the sale of its facility located in Whitmire, South Carolina to the Borrower after March 31, 1998 in an amount equal to $21,790,978.

            "Merger" means the merger consummated on December 10, 1993 pursuant to which WPP was merged with and into Valley, with Valley as the surviving corporation.

            "Minimum Available Amount" means, as of the date of calculation, (i) $100,000,000 if such calculation occurs during the period between October 1 and December 1 of any fiscal year, (ii) $85,000,000 if such calculation occurs during the period between January 1 and March 31 or between July 1 and September 30 of any fiscal year, and (iii) $75,000,000 if such calculation occurs during the period between April 1 and June 30 of any fiscal year.

            "Minority Shares" means the minority-owned common stock of WPP that was converted into a right of the holders of such shares to receive $46 per share in connection with and by operation of the Merger.

            "Moody's" means Moody's Investors Service, Inc., or any successor or assignee of the business of such company in the business of rating securities.

            "Mortgage Instruments" shall have the meaning assigned such term in
      Section 5.1(f).

            "Mortgage Policies" shall have the meaning assigned such term in
      Section 5.1(f).

            "Mortgaged Properties" shall have the meaning assigned such term in
      Section 5.1(f).

            "Multiemployer Plan" means a Plan which is a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA.

            "Multiple Employer Plan" means a Plan which any Consolidated Party or any ERISA Affiliate and at least one employer other than the Consolidated Parties or any ERISA Affiliate are contributing sponsors.

            "NationsBank" means NationsBank, N. A. and its successors.

            "Net Cash Proceeds" means the aggregate cash proceeds received by the Consolidated Parties in respect of any Asset Disposition net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Consolidated Parties in any Asset Disposition.

            "Net Offering Proceeds" mean the proceeds received from the incurrence of any Funded Indebtedness or the issuance of any Capital Stock, net of the actual liabilities for reasonably anticipated cash taxes in connection with such issuance or incurrence, if any, any underwriting, brokerage and other customary selling commissions incurred in connection with such issuance or incurrence, and reasonable legal, advisory and other fees and expenses, including title and recording tax expenses, if any, incurred in connection with such issuance or incurrence.

            "Note" or "Notes" means the Revolving Notes, the Swingline Note, and/or the Foreign Currency Notes, individually or collectively, as appropriate.

            "Notice of Borrowing" means a written notice of borrowing in substantially the form of Exhibit 2.1(b)(i), as required by Section 2.1(b)(i), Section 2.3(b) or Section 2.5(b)(i).

            "Notice of Extension/Conversion" means the written notice of extension or conversion in substantially the form of Exhibit 3.2, as required by Section 3.2.

            "Operating Lease" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any Property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

            "Other Taxes" shall have the meaning assigned to such term in
      Section 3.11.

            "Participation Interest" means a purchase by a Bank of a participation in Letters of Credit or LOC Obligations as provided in
      Section 2.4 or in any Loans as provided in Section 3.14.

            "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

            "Permitted Investments" means (i) any evidence of indebtedness, maturing not more than one year after the date of issue, issued by the United States of America or any instrumentality or agency thereof the principal, interest and premium, if any, of which is guaranteed fully by, or backed by the full faith and credit of, the United States of America,
      (ii) any certificate of deposit, maturing not more than one year after the date of purchase, issued by a commercial banking institution which is a member of the Federal Reserve System or a Schedule A Canadian bank which institution or bank has a combined capital and surplus and undivided profits of not less than $200,000,000 (based, if applicable, on the prevailing exchange rate for the applicable currency), (iii) overnight time deposits with any Japanese, European or Schedule A Canadian bank which bank has a combined capital and surplus and undivided profits of not less than $200,000,000 (based on the prevailing exchange rate for the applicable currency), (iv) commercial paper, maturing not more than 120 days after the date of purchase, issued by a corporation (other than the Borrower or any Subsidiary of the Borrower or any of their respective Affiliates) organized and existing under the laws of any state within the United States of America with a rating, at the time as of which any determination thereof is to be made, of "P-1" (or higher) according to Moody's or "A-1" (or higher) according to S&P, (v) shares or other evidences of participation in any mutual fund which invests exclusively in one or more of the foregoing and (vi) demand deposits with any bank or trust company which has a combined capital and surplus and undivided profits of not less than $200,000,000 and any other demand deposits maintained in the ordinary course of business (A) not in excess of $100,000 at any one bank and (B) for payroll purposes at any Bank or Affiliate of any Bank.

            "Permitted Liens" means:

            (i) Liens created pursuant to the Second Amended and Restated Collateral Trust Agreement and the Collateral Documents, together with the Liens granted to the Banks and/or the Agent pursuant to this Agreement or any other Credit Documents in favor of the Agent to secure the Credit Party Obligations;

            (ii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

            (iii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided (A) that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof), and (B) such obligations do not exceed $10,000,000 in the aggregate at any one time outstanding;

            (iv) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any Consolidated Party in the ordinary course of business to secure the performance of tenders, statutory obligations, bids, leases, government contracts, surety and appeal bonds, performance and return-of-money bonds, fee and expense arrangements with trustees and fiscal agents and other similar obligations (exclusive of obligations for the payment of borrowed money); provided that full provision for the payment of all such obligations has been made on the books of such Person to the extent required by GAAP and that such obligations do not exceed $20,000,000 in the aggregate at any one time outstanding;

            (v) attachment, judgment or other similar Liens arising in connection with court or arbitration proceedings involving individually and in the aggregate liability of $10,000,000 or less at any one time, provided the same are discharged, or that execution or enforcement thereof is stayed pending appeal, within 60 days or, in the case of any stay of execution or enforcement pending appeal, within such lesser time during which such appeal may be taken;

            (vi) such imperfections of title, covenants, restrictions, easements, rights-of-way, minor defects or irregularities in title and encumbrances on real property which in each case do not arise out of the incurrence of Funded Indebtedness and which do not in the aggregate interfere with or impair in any material respect the utility, operation, value or marketability of the real property on which such Lien is imposed;

            (vii) Liens on Property of any Person securing purchase money Indebtedness (including Capital Leases and Synthetic Leases) of such Person to the extent permitted under Section 8.1(c), provided that any such Lien attaches to such Property concurrently with or within 90 days after the acquisition thereof;

            (viii) leases or subleases granted to others not interfering in any material respect with the business of any Consolidated Party;

            (ix) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

            (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods and other Liens incurred in the ordinary course of business in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, to secure partial, progress, advance or other payments pursuant to any contract;

            (xi) Liens in favor of Finco or any Receivables Financier created or deemed to exist in connection with a Permitted Receivables Financing (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction;

            (xii) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 8.6;

            (xiii) normal and customary rights of setoff upon deposits of cash in favor of Banks or other depository institutions;

            (xiv) Liens arising or deposits made in connection with worker's compensation, unemployment insurance, old age pensions, social security and other similar benefits which are not overdue or are being contested in good faith by appropriate proceedings diligently pursued, provided that in the case of any such contest such provision for the payment of such Liens has been made on the books of the Person against which the Liens have been placed if and to the extent required by GAAP;

            (xv) Liens incurred in the ordinary course of business to secure performance under cotton futures contracts in connection with transactions or positions in a contract for future delivery of cotton, provided that reserves in accordance with GAAP have been provided on the books of the Person who incurred such Liens;

            (xvi) to the extent constituting a Lien, cash collateralized Letters of Credit and other letters of credit; provided that with respect to such other letters of credit the aggregate amount of cash collateral shall not exceed $10,000,000 at any one time;

            (xvii) Liens securing reimbursement obligations with respect to documentary or commercial letters of credit issued for the account of such Person which encumber documents and other property relating to such documentary or commercial letters of credit and the products and proceeds thereof;

            (xviii) Liens granted to any Bank securing obligations under Hedging Agreements relating to Indebtedness permitted by Section 8.1(d);

            (xix) Liens arising under the Environmental Laws relating to obligations that are not due and payable which Liens do not in the aggregate have and could not reasonably be expected to have a Material Adverse Effect on the affected Properties;

            (xx) Liens existing as of the Closing Date and set forth on Schedule 1.1B; provided that no such Lien shall at any time be extended to or cover any Property other than the Property subject thereto on the Closing Date; and

            (xxi) extensions, renewals and replacements of any Lien described in sections (i) - (xx) above, provided that the principal amount of the Indebtedness secured thereby is not increased and such extension or renewal is limited to the Property so encumbered.

            "Permitted Receivables Financing" means any one or more receivables financings in which (i) Finco or any Consolidated Party (a) sells (as determined in accordance with GAAP) any accounts receivable, notes receivable, rights to future lease payments or residuals (collectively, together with certain related property relating thereto and the right to collections thereon, being the "Transferred Assets") to any Person that is not a Subsidiary or Affiliate of the Borrower (with respect to any such transaction, the "Receivables Financier"), (b) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets, and/or (c) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier or (ii) any Consolidated Party sells, conveys or otherwise contributes any Transferred Assets to Finco, which then (a) sells (as determined in accordance with GAAP) any such receivables (or an interest therein) to any Receivables Financier, (b) borrows from such Receivables Financier and secures such borrowings by a pledge of such receivables or (c) otherwise finances its acquisition of such receivables and, in connection therewith, conveys an interest in such receivables to the Receivables Financier, provided that
      (1) such receivables financing shall not involve any recourse to any Consolidated Party for any reason other than (A) repurchases of non-eligible receivables or (B) indemnifications for losses other than credit losses related to the receivables sold in such financing, (2) such receivables financing shall not include any Guaranty Obligations of any Consolidated Party, (3) the Required Banks shall be reasonably satisfied with the structure of and documentation for any such transaction and that the terms of such transaction, including the discount at which receivables are sold, the term of the commitment of the Receivables Financier thereunder and any termination events, shall be (in the good faith understanding of the Agent) consistent with those prevailing in the market for similar transactions involving a receivables originator/servicer of similar credit quality and a receivables pool of similar characteristics and (4) the documentation for such transaction shall not be amended or modified without the prior written approval of the Required Banks, which approval shall not be unreasonably withheld. Without limiting the generality of the foregoing, Permitted Receivables Financing shall include the Receivables Securitization Facility as defined in the 1994 Credit Agreement and any refinancing thereof for a term of one year to five years meeting the criteria set forth in this definition.

            "Person" means any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

            "Plan" means any employee benefit plan (as defined in Section 3(3) of ERISA) which is covered by ERISA and with respect to which any Consolidated Party or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to
      be) an "employer" within the meaning of Section 3(5) of ERISA.

            "Pledge Agreement" means the pledge agreement dated as of the Closing Date in the form attached as Exhibit B to the Collateral Trust Agreement, to be executed in favor of the Trustee by each of the Credit Parties owning Capital Stock in a Subsidiary, as amended, modified, restated or supplemented from time to time.

            "Prime Rate" means the per annum rate of interest established from time to time by NationsBank as its prime rate, which rate may not be the lowest rate of interest charged by NationsBank to its customers.

            "Principal Office" means the principal office of NationsBank, presently located at Charlotte, North Carolina.

            "Pro Forma Compliance Certificate" means a certificate of an Executive Officer of the Borrower delivered to the Agent in connection with (i) any merger or consolidation as referred to in Section 8.4, (ii) any Asset Disposition as referred to in Section 8.5 or (iii) any Acquisition pursuant to Section 8.6(b), as applicable, and containing detailed calculations (reasonably satisfactory in form and content to the Agent) giving effect to the applicable transaction on a pro forma basis, of the financial covenants set forth in
      Section 7.11 hereof as of the most recent fiscal quarter end preceding the date of the applicable transaction with respect to which the Agent shall have received the Required Financial Information.

            "Qualifying Bank" means any Bank which (i) as of the Closing Date is a bank for the purposes of ss.349 Income and Corporation Taxes Act of 1988 of the United Kingdom (which under current law has the meaning given in Section 840A of such Act) and (ii) as of the Closing Date will be within the charge to the United Kingdom corporation tax as respects payment of interest to be received by it under this Credit Agreement and the Foreign Currency Notes.

            "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            "Rate Adjustment Ratio" means, for the Borrower and its Consolidated Subsidiaries on a consolidated basis as of the end of each fiscal quarter, the ratio of (a) Consolidated EBITDA for the twelve month period ending as of the end of such fiscal quarter to (b) cash Consolidated Interest Expense paid during such twelve month period.

            "Receivables Financier" shall have the meaning assigned to such term in the definition of "Permitted Receivables Financing" set forth in this
      Section 1.1.

            "Register" shall have the meaning given such term in Section
      11.3(c).

            "Regulation T, U, or X" means Regulation T, U or X, respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment (including the abandonment or discarding of barrels, containers and other closed receptacles) of any Materials of Environmental Concern.

            "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

            "Required Financial Information" means, with respect to the applicable Calculation Date, (i) the financial statements of the Consolidated Parties required to be delivered pursuant to Section 7.1(a) or (b) for the fiscal period or quarter ending as of such Calculation Date, and (ii) the certificate of the chief financial officer of the Borrower required by Section 7.1(c) to be delivered with the financial statements described in clause (i) above.

            "Required Banks" means, at any time, Banks which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 51% of (i) the Revolving Commitments (and Participation Interests therein), or (ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Issuing Lender in any Letters of Credit).

            "Requirement of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property is subject.

            "Restricted Debt Payment" means any purchase, prepayment, redemption or other acquisition or retirement for value of any Indebtedness of the Borrower under the Senior Notes or the Senior Note Indentures.

            "Restricted Equity Payment" means (i) any dividend or other payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding (including without limitation any payment in connection with any merger or consolidation involving any Consolidated Party), or to the direct or indirect holders of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, in their capacity as such (other than dividends or distributions payable in the same class of Capital Stock of the applicable Person or to any Credit Party (directly or indirectly through Subsidiaries), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any Consolidated Party, now or hereafter outstanding.

            "Restricted Payment" means a Restricted Debt Payment or a Restricted Equity Payment.

            "Restructuring Charge" means the $200 million charge ($124 million after related income tax benefits) to WPP's operating expense recorded in the third fiscal quarter of fiscal year 1993, which charge relates to (a) the closing and consolidation of certain facilities, (b) the write-off of certain equipment which will be replaced with modern and more efficient equipment and (c) severance, outplacement and other costs associated with plant closures and overhead reductions.

            "Revolving Commitment" means, with respect to each Bank, the commitment of such Bank in an aggregate principal amount at any time outstanding of up to such Bank's Revolving Commitment Percentage of the Revolving Committed Amount, (i) to make Revolving Loans in accordance with the provisions of Section 2.1(a), (ii) to make Foreign Currency Loans in accordance with the provisions of Section 2.3(a), (iii) to purchase Participation Interests in Letters of Credit in accordance with the provisions of Section

      2.4(c), and (iv) to purchase Participation Interests in Swingline Loans in accordance with the provisions of Section 2.5(b).

            "Revolving Commitment Percentage" means, for any Bank, the percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

            "Revolving Committed Amount" shall have the meaning assigned to such term in Section 2.1(a).

            "Revolving Loans" shall have the meaning assigned to such term in
      Section 2.1(a).

            "Revolving Note" or "Revolving Notes" means the promissory notes of the Borrower in favor of each of the Banks evidencing the Revolving Loans, the Foreign Currency Loans of the Borrower and the Competitive Loans provided pursuant to Sections 2.1(e), 2.2(i), and 2.3(e), and individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

            "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill, Inc., or any successor or assignee of the business of such division in the business of rating securities.

            "Sale and Leaseback Transaction" means any direct or indirect arrangement with any Person or to which any such Person is a party, providing for the leasing to any Consolidated Party of any Property, whether owned by such Consolidated Party as of the Closing Date or later acquired, which has been or is to be sold or transferred by such Consolidated Party to such Person or to any other Person from whom funds have been, or are to be, advanced by such Person on the security of such Property.

            "Senior Note Indentures" means the indentures between the Borrower and The Bank of New York, as trustee, each dated as of June 9, 1998, and pursuant to which the Senior Notes have been issued, as amended, modified or supplemented from time to time, together with any refinancing or replacement thereof.

            "Senior Notes" means the senior notes due 2005 and the senior notes due 2008 issued in registered form under the Senior Note Indentures, which notes in the aggregate evidence approximately $1.0 billion of Indebtedness of the Borrower as of the Closing Date, as amended, modified or supplemented from time to time, together with any refinancing or replacement thereof.

            "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan or a Multiple Employer Plan.

            "Solvent" or "Solvency" means, with respect to any Person as of a particular date, that on such date (i) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (ii) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature in their ordinary course, (iii) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person's Property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged or is to engage, (iv) the fair value of the Property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person and (v) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

            "Standby Letter of Credit Fee" shall have the meaning assigned to such term in Section 3.5(c)(i).

            "Subsidiary" means, as to any Person at any time, (a) any corporation more than 50% of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, and
      (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than 50% of the Capital Stock. For purposes of this Credit Agreement, except as otherwise specified herein, neither Finco nor WPSI Inc. shall be treated as a Subsidiary of the Borrower.

            "Subsidiary Guarantor" means each of the Domestic Subsidiaries other than the Inactive Subsidiaries, being identified as a "Subsidiary Guarantor" on Schedule 1.1C hereto, and each Additional Credit Party which may hereafter execute a Joinder Agreement, together with their successors and permitted assigns, and "Subsidiary Guarantor" means any one of them.

            "Swingline Commitment" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding of up to the Swingline Committed Amount.

            "Swingline Committed Amount" shall have the meaning assigned to such term in Section 2.5(a).

            "Swingline Lender" means NationsBank.

            "Swingline Loan" shall have the meaning assigned to such term in
      Section 2.5(a).

            "Swingline Note" means the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.5(d), as such promissory note may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

            "Synthetic Lease" means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease.

            "Taxes" shall have the meaning assigned to such term in Section
      3.11.

            "Trade Letter of Credit Fee" shall have the meaning assigned to such term in Section 3.5(c)(ii).

            "Transferred Assets" shall have the meaning assigned to such term in the definition of "Permitted Receivables Financing" set forth in this
      Section 1.1.

            "Trustee" means NationsBank, N.A., and such other trustee or co-trustee appointed under the Collateral Trust Agreement, together with their respective successors and assigns.

            "Valley" means Valley Fashions Corp., a Delaware corporation that is the surviving entity of the Merger and changed its name to WestPoint Stevens Inc.

            "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

            "Wholly Owned Subsidiary" of any Person means any Subsidiary 100% of whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

            "WPP" means West-Point Pepperell, Inc., a Georgia corporation that was merged with and into the Borrower in connection with the Merger.

      1.2 Computation of Time Periods.

      For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

      1.3 Accounting Terms.

      Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Banks hereunder shall be prepared, in accordance with GAAP applied on a consistent basis, except for departures from GAAP (i) which are not material, (y) which will not cause the financial statements to fail to meet the requirements of the Securities and Exchange Commission for financial information to be contained or incorporated by reference in registration statements, and (iii) which do not cause the financial statements to fail to reflect accurately in all respects the financial condition of the Borrower and its Consolidated Subsidiaries. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the financial statements as at December 31, 1997); provided, however, if (a) the Credit Parties shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Banks shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Credit Parties to the Banks as to which no such objection shall have been made.

                                    SECTION 2

                                CREDIT FACILITIES

      2.1 Revolving Loans.

            (a) Revolving Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Bank severally agrees to make available to the Borrower such Bank's Revolving Commitment Percentage (as set forth on Schedule 2.1(a)) of revolving credit loans requested by the Borrower in Dollars ("Revolving Loans") from time to time from the Closing Date until the Maturity Date, or such earlier date as the Revolving Commitments shall have been terminated as provided herein; provided, however, that the sum of the aggregate principal amount of outstanding Revolving Loans shall not exceed FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.4, the "Revolving Committed Amount"); provided, further, (i) with regard to each Bank individually, such Bank's outstanding Revolving Loans shall not exceed such Bank's Revolving Commitment, (ii) with regard to the Banks collectively, the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans, plus the Dollar Amount of the aggregate outstanding principal amount of Foreign Currency Loans, plus the aggregate principal amount of outstanding Swingline Loans plus the Dollar Amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurocurrency Loans, or a combination thereof, as the Borrower may request; provided, however, that no more than eight (8) Eurocurrency Loans shall be outstanding under this
      Section 2.1 at any time (it being understood that, for purposes hereof, Eurocurrency Loans with different Interest Periods shall be considered as separate Eurocurrency Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Eurocurrency Loan with a single

      Interest Period). Revolving Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

            (b) Revolving Loan Borrowings.

                  (i) Notice of Borrowing. The Borrower shall request a
            Revolving Loan borrowing by written notice (or telephonic notice promptly confirmed in writing) to the Agent not later than 12:00 noon. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurocurrency Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurocurrency Loans or a combination thereof, and if Eurocurrency Loans are requested, the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a Eurocurrency Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for a Base Rate Loan hereunder. The Agent shall give notice to each Bank promptly upon receipt of each Notice of Borrowing pursuant to this
            Section 2.1(b)(i), the contents thereof and each such Bank's share of any borrowing to be made pursuant thereto.

                  (ii) Minimum Amounts. Each Eurocurrency Loan that is a
            Revolving Loan shall be in a minimum aggregate principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Each Base Rate Loan shall be in a minimum aggregate principal amount of $1,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

                  (iii) Advances. Each Bank will make its Revolving Commitment
            Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower as specified in Section 3.15, or in such other manner as the Agent may specify in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

            (c) Repayment. The principal amount of all Revolving Loans shall be due and payable in full on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

            (d) Interest. Subject to the provisions of Section 3.1,

                  (i) Base Rate Loans. During such periods as Revolving Loans shall be comprised in whole or in part of Base Rate Loans, such Base Rate Loans shall bear interest at a per annum rate equal to the Base Rate.

                  (ii) Eurocurrency Loans. During such periods as Revolving
            Loans shall be comprised in whole or in part of Eurocurrency Loans, such Eurocurrency Loans shall bear interest at a per annum rate equal to the Adjusted Eurocurrency Rate.

      Interest on Revolving Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

            (e) Revolving Notes. The Revolving Loans made by each Bank shall be evidenced by a duly executed promissory note of the Borrower to such Bank in substantially the form of Exhibit 2.1(e).

      2.2 Competitive Loan Subfacility.

            (a) Competitive Loans. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Borrower may, from time to time from the Closing Date until the Maturity Date, request and each Bank may, in its sole discretion, agree to make, Competitive Loans in Dollars to the Borrower; provided, however, that (i) the aggregate principal amount of outstanding Competitive Loans shall not at any time exceed the lesser of (a) FIVE HUNDRED FIFTY MILLION DOLLARS ($550,000,000) or (b) the Revolving Committed Amount (the "Competitive Loan Maximum Amount"), and (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the Dollar Amount of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus the Dollar Amount of LOC Obligations outstanding shall not at any time exceed the Revolving Committed Amount. Each Competitive Loan shall be not less than $10,000,000 in the aggregate and integral multiples of $1,000,000 in excess thereof (or the remaining portion of the Competitive Loan Maximum Amount, if less). Each Competitive Loan shall have a maturity of at least seven (7) days but not more than three hundred sixty (360) days.

            (b) Competitive Bid Requests. The Borrower may solicit Competitive Bids by delivery of a Competitive Bid Request substantially in the form of
      Exhibit 2.2(b)-1 to the Agent by 12:00 Noon (Charlotte, North Carolina time) on a Business Day not less than one (1) nor more than four (4) Business Days prior to the date of a requested Competitive Loan borrowing. A Competitive Bid Request shall specify (i) the date of the requested Competitive Loan borrowing (which shall be a Business Day), (ii) the amount of the requested Competitive Loan borrowing and (iii) the applicable Interest Periods requested and shall be accompanied by payment of the Competitive Bid Request Fee. The Agent shall, promptly following its receipt of a Competitive Bid Request under this subsection (b), notify the Banks of its receipt and the contents thereof and invite the Banks to submit Competitive Bids in response thereto. A form of such notice is provided in Exhibit 2.2(b)-2. No more than four (4) Competitive Bid Requests (e.g., the Borrower may request Competitive Bids for no more than four (4) different Interest Periods at a time) shall be submitted at any one time and Competitive Bid Requests may be made no more frequently than once every five (5) Business Days.

            (c) Competitive Bid Procedure. Each Bank may, in its sole discretion, make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid must be received by the Agent not later than 10:00 A.M. (Charlotte, North Carolina time) on the Business Day next succeeding the date of receipt by the Agent of the related Competitive Bid Request. A Bank may offer to make all or part of the requested Competitive Loan borrowing and may submit multiple Competitive Bids in response to a Competitive Bid Request. The Competitive Bid shall specify (i) the particular Competitive Bid Request as to which the Competitive Bid is submitted, (ii) the minimum (which shall be not less than $10,000,000 and integral multiples of $1,000,000 in excess thereof) and maximum principal amounts of the requested Competitive Loan or Loans as to which the Bank is willing to make, and (iii) the applicable interest rate or rates and Interest Period or Periods therefor. A form of such Competitive Bid is provided in Exhibit 2.2(c). A Competitive Bid submitted by a Bank in accordance with the provisions hereof shall be irrevocable. The Agent shall promptly notify the Borrower of all Competitive Bids made and the terms thereof. The Agent shall send a copy of each of the Competitive Bids to the Borrower for its records as soon as practicable.

            (d) Submission of Competitive Bids by Agent. If the Agent, in its capacity as a Bank, elects to submit a Competitive Bid in response to any Competitive Bid Request, it shall submit such Competitive Bid directly to the Borrower one-half of an hour earlier than the latest time at which the other Banks are required to submit their Competitive Bids to the Agent in response to such Competitive Bid Request pursuant to subsection (c) above.

            (e) Acceptance of Competitive Bids. The Borrower may, in its sole and absolute discretion, subject only to the provisions of this subsection
      (e), accept or refuse any Competitive Bid offered to it. To accept a Competitive Bid, the Borrower shall give written notification (or telephonic notice promptly confirmed in writing) substantially in the form of Exhibit 2.2(e) of its acceptance of any or all such Competitive Bids to the Agent by 11:00 A.M. (Charlotte, North Carolina time) on the date on which notice of election to make a Competitive Bid is to be given to the Agent by any Bank; provided, however, (i) the failure by the Borrower to give timely notice of its acceptance of a Competitive Bid shall be deemed to be a refusal thereof, (ii) the Borrower may accept Competitive Bids only in ascending order of rates, (iii) the aggregate amount of Competitive Bids accepted by the Borrower shall not exceed the principal amount specified in the Competitive Bid Request, (iv) the Borrower may accept a portion of a Competitive Bid in the event, and to the extent, acceptance of the entire amount thereof would cause the Borrower to exceed the principal amount specified in the Competitive Bid Request, subject however to the minimum amounts provided herein (and provided that where two or more Banks submit such a Competitive Bid at the same Competitive Bid Rate, then pro rata between or among such Banks) and (v) no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof, except that where a portion of a Competitive Bid is accepted in accordance with the provisions of subsection (iv) hereof, then in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (but not in any event less than the minimum amount specified in the Competitive Bid), and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to subsection
      (iv) hereof, the amounts shall be rounded to integral multiples of $1,000,000 in a manner which shall be in the discretion of the Borrower. A notice of acceptance of a Competitive Bid given by the Borrower in accordance with the provisions hereof shall be irrevocable. The Agent shall, not later than 12:00 Noon (Charlotte, North Carolina time) on the date of receipt by the Agent of a notification from the Borrower of its acceptance and/or refusal of Competitive Bids, notify each affected Bank of its receipt and the contents thereof. Upon its receipt from the Agent of notification of the Borrower's acceptance of its Competitive Bid in accordance with the terms of this subsection (e), each successful bidding Bank will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

            (f) Funding of Competitive Loans. Each Bank which is to make a Competitive Loan shall make its Competitive Loan borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in Schedule 2.1(a), or at such other office as the Agent may designate in writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the Competitive Bid Request in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by crediting the account of the Borrower on the books of such office with the aggregate of the amount made available to the Agent by the applicable Competitive Loan Banks and in like funds as received by the Agent.

            (g) Maturity of Competitive Loans. Each Competitive Loan shall mature and be due and payable in full on the last day of the Interest Period applicable thereto, unless accelerated sooner pursuant to Section
      9.2. Unless the Borrower shall give notice to the Agent otherwise, the Borrower shall be deemed to have requested a Revolving Loan borrowing in the amount of the maturing Competitive Loan, the proceeds of which will be used to repay such Competitive Loan.

            (h) Interest on Competitive Loans. Subject to the provisions of
      Section 3.1, Competitive Loans shall bear interest in each case at the Competitive Bid Rate applicable thereto. Interest on Competitive Loans shall be payable in arrears on each Interest Payment Date.

            (i) Competitive Loan Notes. The Competitive Loans made by each Bank shall be evidenced by the Revolving Note of the Borrower to such Bank substantially in the form of Exhibit 2.1(e).

      2.3 Foreign Currency Loan Subfacility.

      (a) Foreign Currency Commitment. Subject to the terms and conditions hereof, each Bank severally agrees to make foreign currency revolving loans in Available Foreign Currencies (the "Foreign Currency Loans") to the Borrower and each Foreign Borrower from time to time in the amount of such Bank's Revolving Commitment Percentage of such Foreign Currency Loans from time to time for the purposes hereinafter set forth; provided, that (i) the Dollar Amount

(determined as of the most recent Determination Date) of the sum of all Foreign Currency Loans shall not exceed FIFTY MILLION DOLLARS ($50,000,000) at any time (the "Foreign Currency Committed Amount"), (ii) the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the aggregate principal amount of outstanding Swingline Loans plus the Dollar Amount (determined as of the most recent Determination Date) of the aggregate outstanding principal amount Foreign Currency Loans plus the Dollar Amount of LOC Obligations shall not exceed the Revolving Committed Amount. Foreign Currency Loans shall consist solely of Eurocurrency Loans and may be repaid and reborrowed in accordance with the provisions hereof.

      (b) Foreign Currency Loan Borrowings.

            (i) Notice of Borrowing. The Borrower shall request a Foreign Currency Loan borrowing on its own behalf or on behalf of a Foreign Borrower by written notice (or telephone notice promptly confirmed in writing) to the Agent not later than 12:00 noon (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Foreign Currency Loan is requested, (B) the applicable Borrower or Foreign Borrower of such Loan, (C) the requested Available Foreign Currency, (D) the date of the requested borrowing (which shall be a Business Day), (E) the aggregate principal amount to be borrowed and (F) the Interest Period(s) therefor. If the Borrower shall fail to specify in any such Notice of Borrowing an applicable Interest Period, then such notice shall be deemed to be a request for an Interest Period of one month. The Agent shall give notice to each Bank promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Bank's share of any borrowing to be made pursuant thereto.

            (ii) Minimum Amounts. Each Foreign Currency Loan shall be in a minimum aggregate principal amount equal to the applicable Foreign Currency Equivalent of approximately $1,500,000 and integral multiples of the applicable Foreign Currency Equivalent of approximately $750,000 in excess thereof (or the remaining amount of the Foreign Currency Commitment, if less).

            (iii) Advances. Each Bank will make its Revolving Commitment Percentage of each Foreign Currency Loan borrowing available to the Agent by 1:00 P.M., local time in the place and account specified by the Agent, on the date specified in the applicable Notice of Borrowing by deposit with the Agent, of same day funds in the applicable Available Foreign Currency. Such deposit will be made to such accounts in the primary market for such Available Foreign Currencies as the Agent shall specify from time to time by notice to the Banks. To the extent funds are received from the Banks, the Agent shall promptly make such funds available by wire transfer to such accounts as the Borrower shall have specified to the Agent.

      (c) Repayment. The principal amount of all Foreign Currency Loans shall be due and payable in full in the applicable Available Foreign Currency on the Maturity Date, unless accelerated sooner pursuant to Section 9.2.

      (d) Interest. Subject to the provisions of Section 3.1, Foreign Currency Loans shall bear interest at a per annum rate equal to the Adjusted Eurocurrency Rate. Interest on Foreign Currency Loans shall be payable (in the applicable Available Foreign Currency) in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein).

      (e) Notes. The Foreign Currency Loans to the Borrower shall be evidenced by the Revolving Note of the Borrower substantially in the form of Exhibit 2.1(e). The Foreign Currency Loans to the Foreign Borrowers shall be evidenced by Foreign Currency Notes of each such Foreign Borrower substantially in the form of Exhibit 2.3(e).

      (f) Maximum Number of Loans. The maximum number of Loans outstanding at any one time under this Section 2.3 shall be limited to five (5).

      2.4 Letter of Credit Subfacility.

            (a) Issuance. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require and in reliance upon the representations and warranties set forth herein, the Issuing Lender agrees to issue, and each Bank severally agrees to participate in the issuance by the Issuing Lender of, standby and trade Letters of Credit in Dollars and in Available Foreign Currencies from time to time from the Closing Date until the date five (5) Business Days prior to the Maturity Date as the Borrower may request, in a form acceptable to the Issuing Lender; provided, however, that (i) the aggregate Dollar Amount of LOC Obligations outstanding shall not at any time exceed FIFTY MILLION DOLLARS ($50,000,000) (the "LOC Committed Amount") and (ii) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the aggregate principal amount of outstanding Swingline Loans plus the Dollar Amount of the aggregate outstanding principal amount of Foreign Currency Loans plus the Dollar Amount of LOC Obligations outstanding shall not at any time exceed the Revolving Committed Amount. No Letter of Credit shall
      (x) have an original expiry date more than one year from the date of issuance or (y) as originally issued or as extended, have an expiry date extending beyond the Maturity Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry dates of each Letter of Credit shall be a Business Day.

            (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted by the Borrower to the Issuing Lender at least five (5) Business Days prior to the requested date of issuance. The Issuing Lender will, at least monthly and more frequently upon request, disseminate to each of the Banks a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of the prior report, and including therein, among other things, the beneficiary, the face amount and the expiry date, as well as any payment or expirations which may have occurred.

            (c) Participation. Each Bank, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a Participation Interest from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Banks) and shall absolutely, unconditionally and irrevocably assume and be obligated to pay to the Issuing Lender and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Bank's Participation Interest in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each such Bank shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) below. The obligation of each Bank to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

            (d) Reimbursement. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Banks make a Revolving Loan in the Dollar Amount of the drawing as provided in subsection (e) below on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed Dollar Amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus 2%. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Banks, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Banks of the amount of any unreimbursed drawing and each Bank shall promptly pay to the Agent for the account of the Issuing Lender in Dollars, and in immediately available funds, the amount of such Bank's pro rata share of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Bank from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Bank does not pay such amount to the Issuing Lender in full upon such request, such Bank shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid Dollar Amount during the period from the date of such drawing until such Bank pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Bank is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Bank's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Bank to the Issuing Lender, such Bank shall, automatically and without any further action on the part of the Issuing Lender or such Bank, acquire a Participation Interest in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

            (e) Repayment with Revolving Loans. On any day on which the Borrower shall have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Banks that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurocurrency Loans to the extent the Borrower has complied with the procedures of Section 2.1(b)(i) with respect thereto) shall be immediately made to the Borrower by all Banks (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Banks (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Bank hereby irrevocably agrees to make its pro rata share of each such Revolving Loan immediately upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in
      Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder,
      (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each such Bank hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such Participation Interests in the outstanding LOC Obligations as shall be necessary to cause each such Bank to share in such LOC Obligations ratably (based upon the respective Revolving Commitment Percentages of the Banks (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Bank shall be required to pay to the Issuing

      Lender, to the extent not paid to the Issuing Lender by the Borrower in accordance with the terms of subsection (d) above, interest on the Dollar Amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to, if paid within two (2) Business Days of the date of the Revolving Loan advance, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate.

            (f) Designation of Consolidated Parties as Account Parties. Notwithstanding anything to the contrary set forth in this Credit Agreement, including without limitation Section 2.4(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Consolidated Party other than the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

            (g) Renewal, Extension. The renewal or extension of any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

            (h) Uniform Customs and Practices. The Issuing Lender may have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be incorporated therein and deemed in all respects to be a part thereof.

            (i) Indemnification; Nature of Issuing Lender's Duties.

            (i) In addition to its other obligations under this Section 2.4, the Borrower hereby agrees to pay, and protect, indemnify and save each Bank harmless from and against, any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that such Bank may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority (all such acts or omissions, herein called "Government Acts").

            (ii) As between the Borrower and the Banks (including the Issuing Lender), the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. No Bank (including the Issuing Lender) shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of such Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

            (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by any Bank (including the Issuing Lender), under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Bank under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify each Bank (including the Issuing Lender) against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. No Bank (including the Issuing Lender) shall, in any way, be liable for any failure by such Bank or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of such Bank.

            (iv) Nothing in this subsection (i) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (i) shall survive the termination of this Credit Agreement. No act or omission of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Banks (including the Issuing Lender) to enforce any right, power or benefit under this Credit Agreement.

            (v) Notwithstanding anything to the contrary contained in this subsection (i), the Borrower shall have no obligation to indemnify any Bank (including the Issuing Lender) in respect of any liability incurred by such Bank (A) arising solely out of the gross negligence or willful misconduct of such Bank, as determined by a court of competent jurisdiction, or (B) caused by such Bank's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

            (j) Responsibility of Issuing Lender. It is expressly understood and agreed that the obligations of the Issuing Lender hereunder to the Banks are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section 5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.4 shall be deemed to prejudice the right of any Bank to recover from the Issuing Lender any amounts made available by such Bank to the Issuing Lender pursuant to this Section 2.4 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

            (k) Conflict with LOC Documents. In the event of any conflict between this Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

      2.5 Swingline Loan Subfacility.

      (a) Swingline Commitment. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrower in Dollars to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") from time to time from the Closing Date until the Maturity Date for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed TWENTY-FIVE MILLION DOLLARS ($25,000,000) (the "Swingline Committed Amount"), and (ii) the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the Dollar Amount of the aggregate outstanding principal amount of Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans plus the Dollar Amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount. Swingline Loans hereunder shall be made as Base Rate Loans, and may be repaid and reborrowed in accordance with the provisions hereof.

      (b) Swingline Loan Advances.

            (i) Notices; Disbursement. Whenever the Borrower desires a Swingline Loan advance hereunder it shall give written notice (or telephonic notice promptly confirmed in writing) to the Swingline Lender not later than 12:00 noon (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business
      Day) and (C) the principal amount of the Swingline Loan advance requested. Each Swingline Loan shall be made as a Base Rate Loan and shall have as a maturity date the earlier of (x) the second Business Day after demand by the Swingline Lender for repayment thereof, and (y) the Maturity Date. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 4:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing.

            (ii) Minimum Amounts. Each Swingline Loan advance shall be in a minimum principal amount of $500,000 and in integral multiples of $500,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

            (iii) Repayment of Swingline Loans. The principal amount of all Swingline Loans shall be due and payable on the earlier of (A) the second Business Day after demand by the Swingline Lender for repayment thereof, and (B) the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Banks, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Maturity Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Bank hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding
      (I) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Bank hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participations Interest in the outstanding Swingline Loans as shall be necessary to cause each such Bank to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Bank shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of subsection (c)(ii) below, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.

      (c) Interest on Swingline Loans. Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at a per annum rate (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the Base Rate. Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), unless accelerated sooner pursuant to Section 9.2.

      (d) Swingline Note. The Swingline Loans shall be evidenced by a duly executed promissory note of the Borrower to the Swingline Lender in an original principal amount equal to the Swingline Committed Amount substantially in the form of Exhibit 2.5(d).

                                    SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES

      3.1 Default Rate.

      Upon the occurrence, and during the continuance, of an Event of Default the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Base Rate plus 2%).

      3.2 Extension and Conversion.

      Subject to the terms of Section 5.2, the Borrower and each Foreign Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as provided in
Section 3.8, Eurocurrency Loans may be converted into Base Rate Loans only on the last day of the Interest Period applicable thereto, (ii) Eurocurrency Loans may be extended, and Base Rate Loans may be converted into Eurocurrency Loans, only if no Default or Event of Default is in existence on the date of extension or conversion, (iii) Loans extended as, or converted into, Eurocurrency Loans shall be subject to the terms of the definition of "Interest Period" set forth in Section 1.1 and shall be in such minimum amounts as provided in Section 2.1(b)(ii) or 2.3(b)(ii) as applicable, (iv) no more than eight Eurocurrency Loans shall be outstanding under Section 2.1 at any time and no more than five Foreign Currency Loans shall be outstanding at any time (it being understood that, for purposes hereof, Loans with different Interest Periods shall be considered as separate Loans, even if they begin on the same date, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new Loan with a single Interest Period), (v) any request for extension or conversion of a Eurocurrency Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month and (vi) Competitive Loans and Swingline Loans may not be extended or converted pursuant to this
Section 3.2. Each such extension or conversion shall be effected by the Borrower (on its own behalf or on behalf of a Foreign Borrower, as applicable) by giving a Notice of Extension/Conversion (or telephonic notice promptly confirmed in writing) to the office of the Agent specified in specified in Schedule 2.1(a), or at such other office as the Agent may designate in writing, prior to 12:00 noon (Charlotte, North Carolina time) on the Business Day of, in the case of the conversion of a Eurocurrency Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the extension of a Eurocurrency Loan as, or conversion of a Base Rate Loan into, a Eurocurrency Loan, the date of the proposed extension or conversion, specifying the date of the proposed extension or conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods and Available Foreign Currency with respect thereto. In the event the Borrower fails to request extension or conversion of any Eurocurrency Loan in accordance with this Section, or any such conversion or extension is not permitted or required by this Section, then (i) in the case of any Eurocurrency Loan which is not a Foreign Currency Loan, such Eurocurrency Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto, and (ii) in the case of any Foreign

Currency Loan, such Eurocurrency Loan shall be automatically continued as a Eurocurrency Loan in the same Available Foreign Currency for an Interest Period of one month. The Agent shall give each Bank notice as promptly as practicable of any such proposed extension or conversion affecting any Loan.

      3.3 Prepayments.

      (a) Voluntary Prepayments. The Borrower (and as applicable each Foreign Borrower) shall have the right to prepay Loans in whole or in part from time to time; provided, however, that each partial prepayment of Loans shall be (i) in the case of Revolving Loans and Foreign Currency Loans, in a minimum principal Dollar Amount of $3,000,000 and integral multiples of $1,000,000, and (ii) in the case of Swingline Loans, in a minimum principal amount of $500,000 and integral multiples of $500,000. Subject to the foregoing terms, amounts prepaid under this Section 3.3(a) shall be applied as the Borrower may elect; provided that if the Borrower fails to specify a voluntary prepayment then such prepayment shall be applied to Revolving Loans first to Base Rate Loans, then to Eurocurrency Loans denominated in Dollars in direct order of Interest Period maturities, and then to Eurocurrency Loans denominated in Available Foreign Currencies in direct order of Interest Period maturities. All prepayments under this Section 3.3(a) shall be subject to Section 3.12, but otherwise without premium or penalty, and be accompanied by interest on the principal amount prepaid through the date of prepayment.

      (b) Mandatory Prepayments.

            (i) In Excess of Committed Amounts. If at any time, (A) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans, plus the Dollar Amount of the aggregate principal amount of outstanding Foreign Currency Loans plus the aggregate principal amount of outstanding Swingline Loans, plus the Dollar Amount of LOC Obligations outstanding shall exceed the Revolving Committed Amount, or (B) the aggregate principal amount of outstanding Competitive Loans shall exceed the Competitive Loan Maximum Amount, or (C) the aggregate principal amount of outstanding Swingline Loans shall exceed the Swingline Committed Amount, or (D) the Dollar Amount of the aggregate principal amount of outstanding Foreign Currency Loans shall exceed the Foreign Currency Commitment, then the Borrower immediately shall prepay the Revolving Loans (or, after all Revolving Loans have been repaid, cash collateralize the LOC Obligations), Competitive Loans, Foreign Currency Loans and/or the Swingline Loans (as the case may be) in an amount sufficient to eliminate such excess.

            (ii) Asset Dispositions. Immediately upon the occurrence of any Asset Disposition (other than an Excluded Asset Disposition), the Borrower shall prepay the Loans in an aggregate amount equal to the Net Cash Proceeds of the related Asset Disposition.

            (iii) Application of Mandatory Prepayments. All amounts required to be paid pursuant to this Section 3.3(b) shall be applied (i) first to the payment of Base Rate Loans and second to the payment of Eurocurrency Rate Loans (and after all Revolving Loans have been repaid to a cash collateral account in respect of LOC Obligations); and (ii) within

      Eurocurrency Rate Loans, first to Eurocurrency Loans denominated in Dollars in direct order of Interest Period maturities, and then to Eurocurrency Loans denominated in Available Foreign Currencies in direct order of Interest Period maturities, provided that all prepayments of Eurocurrency Rate Loans are subject to the provisions of Section 3.12. and shall be accompanied by interest on the principal amount prepaid through the date of prepayment.

      3.4 Termination and Reduction of Revolving Committed Amount.

      (a) Voluntary Reductions. The Borrower may from time to time permanently reduce or terminate the Revolving Committed Amount in whole or in part (in minimum aggregate amounts of $5,000,000 or in integral multiples of $1,000,000 in excess thereof (or, if less, the full remaining amount of the then applicable Revolving Committed Amount)) upon five Business Days' prior written notice to the Agent; provided, however, no such termination or reduction shall be made which would cause the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans, plus the Dollar Amount of the aggregate principal amount of outstanding Foreign Currency Loans, plus the Dollar Amount of LOC Obligations outstanding, plus the aggregate principal amount of the outstanding Swingline Loans, to exceed the Revolving Committed Amount, unless, concurrently with such termination or reduction, the Revolving Loans are repaid to the extent necessary to eliminate such excess. The Agent shall promptly notify each Bank of receipt by the Agent of any notice from the Borrower pursuant to this Section 3.4(a).

      (b) Mandatory Reductions. On any date that the Loans are required to be prepaid pursuant to the terms of Section 3.3(b)(ii), the Revolving Committed Amount automatically shall be permanently reduced by the amount of such required prepayment and/or reduction.

      (c) Maturity Date. The Revolving Commitments of the Banks, the Foreign Currency Commitment of the Banks, the Swingline Commitment of the Swingline Lender and the LOC Commitment of the Issuing Lender shall automatically terminate on the Maturity Date.

      (d) General. The Borrower shall pay to the Agent for the account of the Banks in accordance with the terms of Section 3.5(b), on the date of each termination or reduction of the Revolving Committed Amount, the Facility Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

      3.5 Fees.

            (a) Administrative Fees. The Borrower agrees to pay to the Agent, for its own account and NationsBanc Montgomery Securities LLC, as applicable, the fees referred to in the Agent's Fee Letter (collectively, the "Agent's Fees").

            (b) Facility Fee. In consideration of the Revolving Commitments of the Banks hereunder, the Borrower agrees to pay to the Agent for the account of each Bank a fee (the "Facility Fee") on the Revolving Committed Amount computed at a per annum rate of 0.25%. The Facility Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last Business Day of each March, June, September and December

      (and any date that the Revolving Committed Amount is reduced as provided in Section 3.4(a) or (b)) and the Maturity Date for the immediately preceding quarter (or portion thereof), beginning with the first of such dates to occur after the Closing Date.

            (c) Letter of Credit Fees.

                  (i) Standby Letter of Credit Issuance Fee. In consideration of the issuance of standby Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Bank a fee (the "Standby Letter of Credit Fee") on such Bank's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such standby Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Standby Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or a portion thereof).

                  (ii) Trade Letter of Credit Drawing Fee. In consideration of the issuance of trade Letters of Credit hereunder, the Borrower promises to pay to the Agent for the account of each Bank a fee (the "Trade Letter of Credit Fee") on such Bank's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each such trade Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Trade Letter of Credit Fee will be payable quarterly in arrears on the last Business Day of each March, June, September and December for the immediately preceding quarter (or portion thereof).

                  (iii) Issuing Lender Fees. In addition to the Standby Letter of Credit Fee payable pursuant to clause (i) above and the Trade Letter of Credit Fee payable pursuant to clause (ii) above, the Borrower promises to pay to the Issuing Lender for its own account without sharing by the other Banks the letter of credit fronting fee of 0.125% of the face amount of each Letter of Credit, together with standard negotiation fees and other customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").

            (d) Competitive Bid Request Fee. The Borrower shall make payment to the Agent for each Competitive Bid Request of a Competitive Bid administration fee (the "Competitive Bid Request Fee" of $2,500.00 concurrently with delivery of any Competitive Bid Request (whether or not any Competitive Bid is offered by a Bank or accepted by the Borrower and whether or nor any Competitive Loan is extended by any Bank in connection with such Competitive Bid Request).

      3.6 Capital Adequacy.

      If any Bank has determined that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central Bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, in each case after the Closing Date, or compliance by such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central Bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Bank could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy), then, upon notice from such Bank to the Borrower, the Borrower shall be obligated to pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction. Each determination by any such Bank of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

      3.7 Unavailability.

      In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a Eurocurrency Loan of any amount, Interest Period or Available Foreign Currency, the Agent shall have determined or shall have been notified by the Required Banks (a) that deposits in the relevant amount in the relevant Available Foreign Currency and for the relevant Interest Period are not available in the relevant market to the Required Banks, or that reasonable means do not exist for ascertaining the Eurocurrency Rate for any such Loan, or that Loans cannot be made in a particular Available Foreign Currency, or (b) that the rates at which such deposits are being offered will not adequately and fairly reflect the cost to the Required Banks of making or maintaining its Eurocurrency Loan during such Interest Period, the Agent shall promptly give written or telecopy notice of such determination to the Borrower and the Banks. In the event of any such determination, until the Agent shall have advised the Borrower and the Banks that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurocurrency Loan of the affected amount, Interest Period or Available Foreign Currency, or a conversion to or continuation of a Eurocurrency Loan of the affected amount, Interest Period or Available Foreign Currency, shall be deemed rescinded. Each determination by the Agent hereunder shall be conclusive absent manifest error.

      3.8 Illegality.

      Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to make, maintain, or fund any Eurocurrency Loans hereunder, then such Bank shall promptly notify the Borrower thereof and such Bank's obligation to make or Continue Eurocurrency Loans (or Foreign Currency Loans in any affected Available Foreign Currency, as applicable) and to Convert Base Rate Loans into Eurocurrency Loans shall be suspended until such time as such Bank may again make, maintain, and fund Eurocurrency Loans (or Foreign Currency Loans in the affected Available Foreign Currency, as applicable), in which case the provisions of Section 3.10 shall be applicable.

      3.9 Requirements of Law.

      If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central Bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central Bank, or comparable agency:

            (i) shall subject such Bank (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurocurrency Loans, Foreign Currency Loans, its Notes, or its obligation to make Eurocurrency Loans or Foreign Currency Loans, or change the basis of taxation of any amounts payable to such Bank (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurocurrency Loans or Foreign Currency Loans (other than taxes imposed on the overall net income of such Bank by the jurisdiction in which such Bank has its principal office or such Applicable Lending Office);

            (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurocurrency Reserve Requirement utilized in the determination of the Adjusted Eurocurrency Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank (or its Applicable Lending Office), including the Commitment of such Bank hereunder; or

            (iii) shall impose on such Bank (or its Applicable Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurocurrency Loans or making, continuing or maintaining any Foreign Currency Loans, or to reduce any sum received or receivable by such Bank (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurocurrency Loans or Foreign Currency Loans, then the Borrower shall pay to such Bank on demand such amount or amounts as will compensate such Bank for such increased cost or reduction. If any Bank requests compensation by the Borrower under this Section 3.9, the Borrower may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to make or Continue Eurocurrency Loans, or to Convert Base Rate Loans into Eurocurrency Loans or to make or continue Foreign Currency Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension shall not affect the right of such Bank to receive the compensation so requested. Each Bank shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this Section 3.9 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

      3.10 Treatment of Affected Loans.

      (a) If the obligation of any Bank to make or continue any Foreign Currency Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Bank's Foreign Currency Loans in the affected Available Foreign Currency shall be automatically converted into Eurocurrency Loans denominated in Dollars on the last day(s) of the then current Interest Period(s) for such Foreign Currency Loans (or, in the case of a conversion required by Section 3.8 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent), and unless and until such Bank gives notice to the Borrower that the circumstances specified in Section 3.8 or 3.9 no longer exist, all Foreign Currency Loans in the affected Available Foreign Currency that would otherwise be made or continued by such Bank shall be made as Eurocurrency Loans denominated in Dollars, and all requests for a Foreign Currency Loan in the affected Available Foreign Currency from such Bank shall be deemed to be a request for a Eurocurrency Loan denominated in Dollars.

      (b) Except as provided in preceding subsection (a), if the obligation of any Bank to make any Eurocurrency Loan or to Continue, or to Convert Base Rate Loans into, Eurocurrency Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Bank's Eurocurrency Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for such Eurocurrency Loans (or, in the case of a Conversion required by Section 3.8 hereof, on such earlier date as such Bank may specify to the Borrower with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to such Conversion no longer exist:

            (a) to the extent that such Bank's Eurocurrency Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Eurocurrency Loans shall be applied instead to its Base Rate Loans; and

            (b) all Loans that would otherwise be made or Continued by such Bank as Eurocurrency Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Bank that would otherwise be Converted into Eurocurrency Loans shall remain as Base Rate Loans.

If such Bank gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the conversion of such Bank's Loans pursuant to this Section 3.10 no longer exist (which such Bank agrees to do promptly upon such circumstances ceasing to exist) at a time when Foreign Currency Loans of the affected Available Foreign Currency or Eurocurrency Loans (as applicable) made by other Banks are outstanding, such Bank's affected Loans shall be automatically re-converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Foreign Currency Loans or Eurocurrency Loans (as applicable), to the extent necessary so that, after giving effect thereto, all Loans held by the Banks are held pro rata (as to principal amounts, interest rate basis, Available Foreign Currencies and Interest Periods) in accordance with their respective Commitments.

      3.11 Taxes.

      (a) Any and all payments by any Credit Party to or for the account of any Bank or the Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Credit Party shall be required by law to deduct any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.11) such Bank or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions, (iii) such Credit Party shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Credit Party shall furnish to the Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

      (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").

      (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

      (d) Each Bank that is not a United States person under Section 7701(a)(30) of the Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Bank is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit

Documents. Without limiting the generality of the foregoing, each Bank (other than any Qualifying Bank) shall, as soon as is reasonably practicable after the Closing Date, file a form FD 13 with the United States Internal Revenue Service in relation to payments made or to be made by the Foreign Borrowers under this Credit Agreement and any Foreign Currency Notes. If the United States Internal Revenue Service determines that the form FD 13 filed by such Bank does not establish that the Bank is entitled to receive payments made by the Borrowers under this Credit Agreement and the Foreign Currency Notes as at the date of delivery thereof without deduction or withholding of United Kingdom withholding taxes, such Bank shall, within forty-five (45) days after a written request from the Foreign Borrowers, offer such reasonable assistance as the Foreign Borrowers may request in order to establish such Bank's entitlement (if any) to receive payments made by the Foreign Borrowers under this Credit Agreement and any Foreign Currency Notes without deduction or withholding of United Kingdom withholding taxes. No Foreign Borrower shall be required to pay any amounts to any Bank in respect of any deduction or withholding of United Kingdom withholding taxes otherwise payable under this Section 3.11 (and a Foreign Borrower, if required by law to do so, shall be entitled to withhold such amounts and pay such amounts to the government of the United Kingdom) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to provide the Foreign Borrowers with the requested forms or other reasonable assistance. Each Person that shall become a Bank or a participant of a Bank pursuant to Section 11.3(b) shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications, and statements required pursuant to this section, provided that in the case of a participant of a Bank the obligations of such participant pursuant to this subsection (d) shall be determined as if the participant were a Bank, except that such participant shall furnish all such required forms, certifications and statements to the Bank from which the related participation shall have been purchased.

      (e) For any period with respect to which a Bank has failed to provide the Borrower and the Agent with the appropriate form pursuant to Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States.

      (f) If any Credit Party is required to pay additional amounts to or for the account of any Bank pursuant to this Section 3.11, then such Bank will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

      (g) Within thirty (30) days after the date of any payment of Taxes, the applicable Credit Party shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

      (h) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

      3.12 Compensation.

      Upon the request of any Bank, the Borrower shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense incurred by it as a result of:

            (a) any payment, prepayment, or Conversion of a Eurocurrency Loan or a Competitive Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.2) on a date other than the last day of the Interest Period for such Loan; or

            (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in Section 5 to be satisfied) to borrow, Convert, Continue, or prepay a Eurocurrency Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Credit Agreement.

With respect to Eurocurrency Loans, such indemnification may include an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Eurocurrency Loans provided for herein (excluding, however, the Applicable Percentage included therein, if any) over (b) the amount of interest (as reasonably determined by such Bank) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading Banks in the interbank Eurocurrency market. The covenants of the Borrower set forth in this Section 3.12 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

      3.13 Pro Rata Treatment.

      Except to the extent otherwise provided herein:

      (a) Loans. Each Loan, each payment or (subject to the terms of Section 3.3) prepayment of principal of any Loan or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on the Loans or reimbursement obligations arising from drawings under Letters of Credit, each payment of Facility Fees, each payment of the Standby Letter of Credit Fee, each payment of the Trade Letter of Credit Fee, each reduction of the Revolving Committed Amount and each conversion or extension of any Loan, shall be allocated pro rata among the Banks in accordance with the respective principal amounts of their outstanding Loans and Participation Interests.

      (b) Advances. No Bank shall be responsible for the failure or delay by any other Bank in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Bank to fulfill its obligations hereunder shall not relieve any other Bank of its obligations hereunder. Unless the Agent shall have been notified by any Bank prior to the date of any requested borrowing that such Bank does not intend to make available to the Agent its ratable share of such borrowing to be made on such date, the Agent may assume that such Bank has made such amount available to the Agent on the date of such borrowing, and the Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Bank. If such Bank does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Bank or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Bank at the Federal Funds Rate (or, in the case of a Foreign Currency Loan, interest on the daily Dollar Equivalent thereof).

      3.14 Sharing of Payments.

      The Banks agree among themselves that, in the event that any Bank shall obtain payment in respect of any Loan, LOC Obligations or any other obligation owing to such Bank under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Bank under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Bank shall promptly purchase from the other Banks a Participation Interest in such Loans, LOC Obligations and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all Banks share such payment in accordance with their respective ratable shares as provided for in this Credit Agreement. The Banks further agree among themselves that if payment to a Bank obtained by such Bank through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Bank which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Bank whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Bank so purchasing such a Participation Interest may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Participation Interest as fully as if such Bank were a holder of such Loan, LOC Obligations or other obligation in the amount of such Participation Interest. Except as otherwise expressly provided in this Credit Agreement, if any Bank or the Agent shall fail to remit to the Agent or any other Bank an amount payable by such Bank or the Agent to the Agent or such other Bank pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Agent or such other Bank at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a setoff to which this Section 3.14 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks under this Section
3.14 to share in the benefits of any recovery on such secured claim.

      3.15 Payments, Computations, Etc.

      (a) Currency of Payments. Each payment on account of an amount due from any Credit Party hereunder or under any other Credit Document shall be made by such Credit Party to the Agent for the pro rata account of the Banks entitled to receive such payment as provided herein in the currency in which such amount is denominated and in such funds as are customary at the place and time of payment for the settlement of international payments in such currency. Without limiting the terms of the preceding sentence, accrued interest on any Loans denominated in an Available Foreign Currency shall be payable in the same Available Foreign Currency as such Loan. Upon request, the Agent will give the Credit Parties a statement showing the computation used in calculating such amount, which statement shall be conclusive in the absence of manifest error. The obligation of each Credit Party to make each payment on account of such amount in the currency in which such amount is denominated shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent such tender or recovery shall result in the actual receipt by the Agent of the full amount in the appropriate currency payable hereunder. Each Credit Party agrees that its obligation to make each payment on account of such amount in the currency in which such amount is denominated shall be enforceable as an additional or alternative claim for recovery in such currency of the amount (if any) by which such actual receipt shall fall short of the full amount of such currency payable hereunder, and shall not be affected by judgment being obtained for such amount.

      (b) Procedure for Payments. All payments hereunder shall be made to the Agent (or as applicable, the Swingline Lender) in immediately available funds, without setoff, deduction, counterclaim or withholding of any kind, at (i) in the case of payments in Dollars, the Agent's office specified in Schedule 2.1(a) not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due, and (ii) in the case of payments in Available Foreign Currencies, at such place or places as may be designated by the Agent from time to time not later than 12:00 noon local time in the place where such payment is required. Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Agent may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower or any other Credit Party maintained with the Agent (with notice to the Borrower or such other Credit Party); provided, however, that the Agent shall apply the proceeds of any deposit account of a Foreign Borrower only to Credit Party Obligations of such Foreign Borrower. The Borrower (or as applicable, each Foreign Borrower) shall, at the time it makes any payment under this Credit Agreement, specify to the Agent the Loans, LOC Obligations, Fees, interest or other amounts payable hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Agent shall distribute such payment to the Banks in such manner as the Agent may determine to be appropriate in respect of obligations owing by the Credit Parties hereunder, subject to the terms of Section 3.13(a)). The Agent will promptly distribute in same day funds to each Bank such Bank's share, if any, of payments received by the Agent for the account of such Bank. Whenever any payment hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension), except that in the case of Eurocurrency Loans, if the extension would cause the payment to be made in the next following calendar month, then such payment shall instead be made on the next preceding Business Day. Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of actual number of days elapsed over a year of 365 or 366 days, as appropriate, except with respect to computation of interest on Eurocurrency Loans which shall be calculated based on a year of 360 days (unless in the case of any Foreign Currency Loans interest may be calculated with respect to the applicable Available Foreign Currency on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable). Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

      (c) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Agent or any Bank on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

            FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Agent and/or the Trustee in connection with enforcing the rights of the Banks under the Credit Documents and any protective advances made by the Trustee with respect to the Collateral under or pursuant to the terms of the Collateral Documents;

            SECOND, to payment of any fees owed to the Agent or the Trustee;

            THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Banks in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Bank;

            FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

            FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations);

            SIXTH, to all other Credit Party Obligations (including all obligations arising under Hedging Agreements) and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and

            SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the

Banks shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Bank bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(b).

      3.16 Evidence of Debt.

      (a) Each Bank shall maintain an account or accounts evidencing each Loan made by such Bank to the Borrower and the Foreign Borrowers from time to time, including the amounts of principal and interest payable and paid to such Bank from time to time under this Credit Agreement. Each Bank will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

      (b) The Agent shall maintain the Register pursuant to Section 11.3(c), and a subaccount for each Bank, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Bank hereunder from the Borrower and each Foreign Borrower and (iii) the amount of any sum received by the Agent hereunder from or for the account of any Credit Party and each Bank's share thereof. The Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

      (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Credit Parties therein recorded; provided, however, that the failure of any Bank or the Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Credit Parties to repay the Credit Party obligations owing to such Bank.

      3.17 Additional Foreign Borrowers.

      (a) The Borrower may request designation of any of its Foreign Subsidiaries (an "Applicant Borrower") as a Foreign Borrower hereunder by delivery of such a request to the Agent together with an executed copy of a joinder agreement in form and content satisfactory to the Agent. Inclusion of any such Foreign Subsidiary as a Foreign Borrower is subject to the prior consent of the Required Banks in their reasonable discretion. The Agent will promptly notify the Banks of any such request and provide an executed copy of such Applicant Borrower's joinder agreement and the Borrower's request for consent to such joinder. The joinder of each Applicant Borrower as a Foreign Borrower will be subject to delivery of executed promissory notes, if any, required in connection therewith, and supporting resolutions, articles of incorporation, bylaws,


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

incumbency certificates, opinions of counsel and such other items as the Required Banks may reasonably request. Any such addition of a new Foreign Borrower shall be effective ten Business Days after consent by the Required Banks and receipt by the Agent of the items required by the Required Banks in connection therewith. Such Applicant Borrower shall thereupon become a party hereto and a Foreign Borrower hereunder.

      (b) The Borrower may request that any of its Foreign Subsidiaries which is a Foreign Borrower hereunder cease to be a Foreign Borrower by delivering to the Agent (which shall promptly deliver copies thereof to each Bank) a written notice to such effect. Such Foreign Subsidiary shall cease to be a Foreign Borrower hereunder on the later to occur of (i) the date the Agent receives such request and (ii) the date such Foreign Subsidiary has paid all of its Foreign Currency Loans and all accrued and unpaid interest, fees and other obligations hereunder or in connection herewith.

      3.18 Several Liability of Foreign Borrowers.

      The obligations of the Foreign Borrowers as borrowers hereunder are several, and not joint, obligations. Each Foreign Borrower shall be liable only with respect to Foreign Currency Loans which it has borrowed under the terms hereof, together with all accrued interest, fees and other charges arising in connection with such specific Foreign Currency Loans.

      3.19 European Common Currency.

      (a) If, as result of the implementation of the European economic and monetary union ("EMU"), (i) any Available Foreign Currency ceases to be lawful currency of the nation issuing the same and is replaced by a European common currency (the "Euro") or (ii) any Available Foreign Currency and the Euro are at the same time recognized by any governmental authority of the nation issuing such Available Foreign Currency as lawful currency of such nation, then any amount payable hereunder by the Borrower or any Foreign Borrower in such Available Foreign Currency shall instead be payable in the Euro and the amount so payable shall be determined by translating the amount so payable in such other Available Foreign Currency to the Euro at the exchange rate recognized by the European central bank (or such other governmental or regulatory authority designated by the EMU for establishing such exchange rate) for the purpose of implementing the EMU. Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any Available Foreign Currency will, except as otherwise provided herein, continue to be payable only in that Available Foreign Currency.

      (b) The terms and provisions of this Agreement will be subject to such reasonable changes of construction as determined by the Agent (acting reasonably and in consultation with the Borrower and the Banks) to reflect such implementation of the Euro and to put the Banks and the Borrower in the same position, so far as possible, that they would have been if such implementation had not occurred. Except as provided in the foregoing provisions of this Section, no such implementation nor any economic consequences resulting therefrom shall give rise to any right to terminate, contest, cancel, modify or renegotiate the provisions of this Agreement.

                                    SECTION 4

                    GUARANTY OF FOREIGN BORROWER OBLIGATIONS

      4.1 Guaranty.

      The Borrower hereby guarantees to each Bank and the Agent as hereinafter provided the prompt payment of each Foreign Currency Loan made to the Foreign Borrowers (hereinafter, the "Foreign Borrower Obligations") in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms hereof. The Borrower hereby further agrees that if any of the Foreign Borrower Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Borrower will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Foreign Borrower Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

      4.2 Obligations Unconditional.

      The obligations of the Borrower under this Section are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Foreign Borrower Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Borrower hereunder shall be absolute and unconditional under any and all circumstances. The Borrower agrees that it shall have no right of subrogation, indemnity, reimbursement or contribution against any Foreign Borrower of the Foreign Borrower Obligations for amounts paid under this Section until such time as the Banks have been paid in full, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Banks in connection with monies received under the Credit Documents. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of the Borrower hereunder which shall remain absolute and unconditional as described above:

            (i) at any time or from time to time, without notice to the Borrower, the time for any performance of or compliance with any of the Foreign Borrower Obligations shall be extended, or such performance or compliance shall be waived;

            (ii) the maturity of any of the Foreign Borrower Obligations shall be accelerated, or any of the Foreign Borrower Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Foreign Borrower Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with; or

            (iii) any of the Foreign Borrower Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of the Foreign Borrowers) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of the Foreign Borrowers).

With respect to its obligations hereunder this Section, the Borrower hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Bank exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Foreign Borrower Obligations.

      4.3 Reinstatement.

      The obligations of the Borrower under this Section shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Foreign Borrower Obligations is rescinded or must be otherwise restored by any holder of any of the Foreign Borrower Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Borrower agrees that it will indemnify the Agent and each Bank on demand for all reasonable costs and expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent or such Bank in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

      4.4 Remedies.

      The Borrower agrees that, to the fullest extent permitted by law, as between the Borrower, on the one hand, and the Agent and the Banks, on the other hand, the Foreign Borrower Obligations may be declared to be forthwith due and payable for purposes of this Section notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Foreign Borrower Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Foreign Borrower Obligations being deemed to have become automatically due and payable), the Foreign Borrower Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Borrower for purposes of this Section.

      4.5 Continuing Guarantee.

      The guarantee in this Section is a continuing guarantee, and shall apply to all Foreign Borrower Obligations whenever arising.


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

                                    SECTION 5

                                   CONDITIONS

      5.1 Closing Conditions.

      The obligation of the Banks to enter into this Credit Agreement and to make the initial Loans or the Issuing Lender to issue the initial Letter of Credit hereunder, whichever shall occur first, shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Banks):

            (a) Executed Credit Documents. Receipt by the Agent of duly executed copies of: (i) this Credit Agreement, (ii) the Notes, (iii) the Collateral Documents and (iv) all other Credit Documents, each in form and substance acceptable to the Agent in its sole discretion.

            (b) Corporate Documents. Receipt by the Agent of the following:

                  (i) Charter Documents. Copies of the articles or certificates of incorporation or other charter documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                  (ii) Bylaws. A copy of the bylaws of each Credit Party
            certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

                  (iii) Resolutions. Copies of resolutions of the Board of
            Directors of each Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

                  (iv) Good Standing. Copies of (A) certificates of good
            standing, existence or its equivalent with respect to each Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation and each other jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect and (B) to the extent available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                  (v) Incumbency. An incumbency certificate of each Credit Party certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

            (c) Financial Statements. Receipt by the Agent and the Banks of (i) the consolidated financial statements of the Borrower and its Subsidiaries, including balance sheets and income and cash flow statements for the fiscal quarter ended March 31, 1998, and (ii) such other information relating to the Borrower and its Subsidiaries as the Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

            (d) Opinions of Counsel. The Agent shall have received, in each case dated as of the Closing Date:

                  (i) a legal opinion of Weil, Gotshal & Manges LLP, special counsel for the Credit Parties, substantially in the form of
            Schedule 5.1(d)(i);

                  (ii) a legal opinion of special local counsel for the Credit
            Parties for each State in which any Mortgaged Properties are located, substantially in the form of Schedule 5.1(d)(ii); and

                  (iii) a legal opinion of special foreign counsel for the
            Foreign Borrowers satisfactory in form and content to the Agent.

            (e) Personal Property Collateral. The Agent shall have received:

                  (i) searches of Uniform Commercial Code filings in the
            jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Trustee's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                  (ii) duly executed UCC financing statements for each
            appropriate jurisdiction as is necessary, in the Trustee's sole discretion, to perfect the Trustee's security interest in the Collateral;

                  (iii) searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Trustee in order to perfect the Trustee's security interest in the Collateral;

                  (iv) all stock certificates evidencing the Capital Stock
            pledged to the Trustee pursuant to the Pledge Agreements, together with duly executed undated stock powers attached thereto (unless, with respect to the pledged Capital Stock of any Foreign Subsidiary, such stock powers are deemed unnecessary by the Trustee in its reasonable discretion under the law of the jurisdiction of incorporation of such Person);

                  (v) such patent/trademark/copyright filings as requested by the Trustee in order to perfect the Trustee's security interest in the Collateral;

                  (vi) all instruments and chattel paper in the possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Trustee's security interest in the Collateral;

                  (vii) duly executed consents as are necessary, in the
            Trustee's sole discretion, to perfect the Trustee's security interest in the Collateral; and

                  (viii) in the case of any personal property Collateral located at a premises leased by a Credit Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Agent.

            (f) Real Property Collateral. The Trustee shall have received, in form and substance reasonably satisfactory to the Trustee:

                  (i) fully executed and notarized mortgages, deeds of trust or deeds to secure debt, or, as applicable, modifications and amendments of existing mortgages, deeds of trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest and/or leasehold interest of any Credit Party in each real property asset designated in Schedule 6.20(a) (each a "Mortgaged Property" and collectively the "Mortgaged Properties");

                  (ii) ALTA mortgagee title insurance policies (or endorsements and update of existing policies in favor of the Trustee) issued by title companies applicable to the Trustee (the "Mortgage Policies"), in amounts not less than the respective amounts designated in
            Schedule 6.20(a) with respect to any particular Mortgaged Property, assuring the Trustee that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Trustee and shall provide for affirmative insurance and such reinsurance as the Trustee may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Trustee;

            (g) Priority of Liens. The Trustee shall have received satisfactory evidence that (i) the Trustee, on behalf of the Banks, holds a perfected, first priority Lien on all Collateral and (ii) none of the Collateral is subject to any other Liens other than Permitted Liens.

            (h) Availability. After giving effect to the initial Loans made and Letters of Credit outstanding hereunder on the Closing Date, there shall be at least $100,000,000 of availability existing under the Revolving Committed Amount.

            (i) Evidence of Insurance. Receipt by the Trustee of copies of insurance policies or certificates of insurance of the Consolidated Parties evidencing liability and casualty insurance meeting the requirements set forth in the Credit Documents, including, but not limited to, naming the Trustee as loss payee on behalf of the Banks.

            (j) Senior Debt. (i) The Borrower shall have entered into the Senior
      Note Indentures, (ii) the Borrower shall have executed the Senior Notes,
      (iii) the Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of the Senior Note Indentures as originally executed and delivered, and no amendment or modification thereof shall have been entered into on or prior to the Closing Date which shall not have been approved by each of the Banks and (iv) the Borrower shall have received Net Offering Proceeds from the sale of Senior Notes in an aggregate principal amount of at least $950,000,000.

            (k) Material Adverse Effect. No material adverse change shall have occurred since December 31, 1997 in the condition (financial or otherwise), business, operations, or assets of the Consolidated Parties taken as a whole.

            (l) Litigation. There shall not exist any pending or threatened action, suit, investigation or proceeding against a Consolidated Party that could reasonably be expected to have a Material Adverse Effect.

            (m) Other Indebtedness. Receipt by the Agent of evidence that upon the issuance of the Senior Notes, the Consolidated Parties shall have no Funded Indebtedness other than (i) the Indebtedness under the Credit Documents, (ii) the Senior Note Indentures and the Senior Notes, and (iii) Indebtedness permitted by Section 8.1 hereof.

            (n) Change in Market. The absence, since the date of the commitment letter executed by and between the Agent and the Borrower with respect to the Loans, of any material disruption of, or a material adverse change in, financial, banking or capital market conditions.

            (o) Officer's Certificates. The Agent shall have received a certificate or certificates executed by an Executive Officer of the Borrower as of the Closing Date stating that (A) each Credit Party is in compliance with all existing financial obligations, (B) all governmental and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained,
      (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could reasonably be expected to have a Material Adverse Effect, (D) the transactions contemplated by the Senior Note Indentures have been consummated in accordance with the terms thereof and (E) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (1) each of the Credit Parties is Solvent, (2) no Default or Event of Default exists,
      (3) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (4) the Credit Parties are in compliance with each of the financial covenants set forth in Section 7.11.

            (p) Fees and Expenses. Payment by the Credit Parties of all fees and expenses owed by them to the Banks and the Agent, including, without limitation, payment to the Agent of the fees set forth in the Fee Letter.

            (q) Other. Receipt by the Banks of such other documents, instruments, agreements or information as reasonably requested by any Bank, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership and contingent liabilities of the Consolidated Parties.

      5.2 Conditions to all Extensions of Credit.

      The obligations of each Bank to make, convert or extend any Loan and of the Issuing Lender to issue or extend any Letter of Credit (including the initial Loans and the initial Letter of Credit) are subject to satisfaction of the following conditions in addition to satisfaction on the Closing Date of the conditions set forth in Section 5.1:

            (a) The Borrower shall have delivered (i) in the case of any Loan, an appropriate Notice of Borrowing or Notice of Extension/Conversion, or
      (ii) in the case of any Letter of Credit, the Issuing Lender shall have received an appropriate request for issuance in accordance with the provisions of Section 2.4(b);

            (b) The representations and warranties set forth in Section 6 shall, subject to the limitations set forth therein, be true and correct in all material respects as of such date (except for those which expressly relate to an earlier date);

            (c) There shall not have been commenced against any Consolidated Party an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded;

            (d) No Default or Event of Default shall exist and be continuing either prior to or after giving effect thereto;

            (e) No development or event which has had or could have a Material Adverse Effect shall have occurred since December 31, 1997; and

            (f) Immediately after giving effect to the making of such Loan (and the application of the proceeds thereof) or to the issuance of such Letter of Credit, as the case may be, (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus the aggregate principal amount of outstanding Competitive Loans plus the Dollar Amount of the aggregate principal amount of Foreign Loans plus the aggregate principal amount of Swingline Loans plus the Dollar Amount of LOC Obligations outstanding shall not exceed the Revolving Committed Amount, and (ii) the Dollar Amount of LOC Obligations shall not exceed the LOC Committed Amount.

The delivery of each Notice of Borrowing, each Notice of Extension/Conversion and each request for a Letter of Credit pursuant to Section 2.4(b) shall constitute a representation and warranty by the Credit Parties of the correctness of the matters specified in subsections (b), (c), (d), (e) and (f) above.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES

      The Borrower hereby represents to the Agent and each Bank that:

      6.1 Financial Condition.

      The audited consolidated balance sheet and income statement of the Consolidated Parties for the fiscal year ended December 31, 1997 have heretofore been furnished to the Banks. Such financial statements (including the notes thereto) (i) have been audited by Ernst & Young LLP, (ii) have been prepared in accordance with GAAP consistently (except for departures from GAAP described in section 1.3 hereof), applied throughout the periods covered thereby and (iii) present fairly (on the basis disclosed in the footnotes to such financial statements) the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such period. During the period from December 31, 1997 to and including the Closing Date, there has been no sale, transfer or other disposition by any Consolidated Party of any material part of the business or property of the Consolidated Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any capital stock of any other person) material in relation to the consolidated financial condition of the Consolidated Parties, taken as a whole, in each case, which, is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Banks on or prior to the Closing Date.

      6.2 No Material Change.

      Since December 31, 1997, (a) there has been no development or event relating to or affecting a Consolidated Party which has had or could reasonably be expected to have a Material Adverse Effect and (b) except as otherwise permitted under this Credit Agreement, no dividends or other distributions have been declared, paid or made upon the Capital Stock in a Consolidated Party nor has any of the Capital Stock in a Consolidated Party been redeemed, retired, purchased or otherwise acquired for value.

      6.3 Organization and Good Standing.

      Each of the Consolidated Parties (a) is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing could reasonably be expected to have a Material Adverse Effect.

      6.4 Power; Authorization; Enforceable Obligations.

      Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party, and in the case of the Borrower, to obtain extensions of credit hereunder, and has taken all necessary corporate action to authorize the borrowings and other extensions of credit on the terms and conditions of this Credit Agreement and to authorize the execution, delivery and performance of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Credit Party in connection with the borrowings or other extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of the Credit Documents to which such Credit Party is a party, except for (i) consents, authorizations, notices and filings described in Schedule 6.4, all of which have been obtained or made or have the status described in such Schedule 6.4 and (ii) filings to perfect the Liens created by the Collateral Documents. This Credit Agreement has been, and each other Credit Document to which any Credit Party is a party will be, duly executed and delivered on behalf of the Credit Parties. This Credit Agreement constitutes, and each other Credit Document to which any Credit Party is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Credit Party enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      6.5 No Conflicts.

      Neither the execution and delivery of the Credit Documents, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof by any Credit Party will (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which could reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Credit Documents) upon or with respect to its properties.

      6.6 No Default.

      No Consolidated Party is in default in any respect under any contract, lease, loan agreement, indenture, mortgage, security agreement or other agreement or obligation to which it is a party or by which any of its properties is bound which default could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred or exists except as previously disclosed in writing to the Banks.

      6.7 Ownership.

      Each Consolidated Party is the owner of, and has good and marketable title to, all of its respective assets and none of such assets is subject to any Lien other than Permitted Liens.

      6.8 Indebtedness.

      Except as otherwise permitted under Section 8.1, the Consolidated Parties have no Indebtedness.

      6.9 Litigation.

      Except as disclosed in Schedule 6.9, there are no actions, suits or legal, equitable, arbitration or administrative proceedings, pending or, to the knowledge of any Credit Party, threatened against any Consolidated Party which could reasonably be expected to have a Material Adverse Effect.

      6.10 Tax Returns, Payments and Examinations.

      Each Consolidated Party has filed or caused to be filed all federal tax returns and all material state and local tax returns which are required to be filed, and has paid all material taxes shown to be due and payable on said returns or on any assessments made against it or any of its respective properties and all material taxes, fees and other charges imposed on it or any of its respective properties by any governmental authority (other than those the amount or validity of which is contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of such Consolidated Party); and no tax Liens have been filed and no claims are being asserted with respect to any such taxes, fees or other charges (other than such Liens or claims, the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided). Except as set forth on Schedule 6.10 hereto, the federal income tax returns of each Consolidated Party have been examined by the Internal Revenue Service (or closed by applicable statues) for all tax periods, and there are no other federal income tax examinations in progress. All deficiencies which have been asserted against any Consolidated Party as a result of such examinations have been fully paid or finally settled or are being contested in good faith, and no issue has been raised in any such examinations which, by application or similar principles, reasonably can be expected to result in assertion of a deficiency for any other year not so examined that has not been accrued on such Consolidated Party's audited financial statements for its most recently ended fiscal year that would be required to be so accrued in accordance with GAAP. The Borrower has no knowledge of any material federal income tax liability for any Consolidated Party with respect to open taxable years in excess of amounts accrued on its consolidated financial statements for its most recently ended fiscal year that would be required to be so accrued in accordance with GAAP, nor does the Borrower anticipate any further material tax liability with respect to such open taxable years taken as a whole in excess of such accrued amounts.

      6.11 Compliance with Law.

      Each Consolidated Party is in compliance with all Requirements of Law and all other laws, rules, regulations, orders and decrees (including without limitation Environmental Laws) applicable to it, or to its properties, unless such failure to comply could not reasonably be expected to have a Material Adverse Effect. No Requirement of Law could reasonably be expected to cause a Material Adverse Effect.

      6.12 ERISA.

      Except as disclosed and described in Schedule 6.12 attached hereto:

      (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in material compliance with its own terms and in material compliance with the provisions of ERISA, the Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

      (b) The accumulated benefit obligation (within the meaning of Financing Accounting Standards Board Statement 87 ("FASB87") under each Single Employer Plan utilizing the actuarial and other assumptions employed in calculating the FASB87 disclosure in the Borrower's most recent annual financial statement did not exceed the fair market value of the assets of such Plan as of the date of such financial statement.

      (c) Neither any Consolidated Party nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither any Consolidated Party nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any Consolidated Party or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. Neither any Consolidated Party nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

      (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any Person against any such liability.

      (e) Other than as reflected fairly in the Borrower's most recent consolidated annual financial statements, neither any Consolidated Party nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Code apply has been administered in compliance in all material respects of such sections.

      (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Banks' representation in Section 11.16 with respect to their source of funds and is subject, in the event that the source of the funds used by the Banks in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA of a "plan" within the meaning of
Section 4975(e)(1) of the Code.

      6.13 Subsidiaries.

      Set forth on Schedule 6.13 is a complete and accurate list of all Subsidiaries of each Consolidated Party. Information on Schedule 6.13 includes jurisdiction of incorporation, the number of shares of each class of Capital Stock outstanding, the number and percentage of outstanding shares of each class owned (directly or indirectly) by such Consolidated Party; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto. The outstanding Capital Stock of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned by each such Consolidated Party, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). Other than as set forth in Schedule 6.13, no Consolidated Party has outstanding any securities convertible into or exchangeable for its Capital Stock nor does any such Person have outstanding any rights to subscribe for or to purchase or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to its Capital Stock.

      6.14 Governmental Regulations, Etc.

            (a) No part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Bank or the Agent, the Borrower will furnish to the Agent and each Bank a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. No indebtedness being reduced or retired out of the proceeds of the Loans was or will be incurred for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of the Consolidated Parties. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

            (b) No Consolidated Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, no Consolidated Party is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            (c) No director, executive officer or principal shareholder of any Consolidated Party is a director, executive officer or principal shareholder of any Bank. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Bank) have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System.

            (d) Each Consolidated Party has obtained and holds in full force and effect, all franchises, licenses, permits, certificates, authorizations, qualifications, accreditations, easements, rights of way and other rights, consents and approvals which are necessary for the ownership of its respective Property and to the conduct of its respective businesses as presently conducted.

            (e) No Consolidated Party is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or any other jurisdiction, or of any agency thereof (including without limitation, environmental laws and regulations), which violation could reasonably be expected to have a Material Adverse Effect.

            (f) Each Consolidated Party is current with all material reports and documents, if any, required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions.

      6.15 Purpose of Loans.

      The proceeds of the Loans and the Letters of Credit shall be used solely by the Borrower (and as applicable each Foreign Borrower) for general corporate purposes.

      6.16 Environmental Matters.

      Except as disclosed and described in Schedule 6.16 attached hereto and except as to matters which do not and could not reasonably be expected to have a Material Adverse Effect:

      (a) Each of the facilities and properties owned, leased or operated by the Consolidated Parties (the "Properties") and all operations at the Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Properties or the businesses operated by the Consolidated Parties (the "Businesses"), and there are no conditions relating to the Businesses or Properties that could give rise to liability under any applicable Environmental Laws.

      (b) None of the Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

      (c) No Consolidated Party has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Businesses, nor does any Consolidated Party have knowledge or reason to believe that any such notice will be received or is being threatened.

      (d) Materials of Environmental Concern have not been transported or disposed of from the Properties, or generated, treated, stored or disposed of at, on or under any of the Properties or any other location, in each case by or on behalf of any Consolidated Party in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law.

      (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Borrower, threatened, under any Environmental Law to which any Consolidated Party is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Consolidated Parties, the Properties or the Businesses.

      (f) There has been no release, or threat of release, of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations (including, without limitation, disposal) of any Consolidated Party in connection with the Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

      6.17 Intellectual Property.

      Each Consolidated Party owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes (the "Intellectual Property") necessary for each of them to conduct its business as currently conducted except for those the failure to own or have such legal right to use could not reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.17 is a list of all Intellectual Property owned by each Consolidated Party or that any Consolidated Party has the right to use, excluding only (i) such Intellectual Property owned by any Consolidated Party that has been abandoned by such Consolidated Party and is no longer used or valuable to such Consolidated Party's current business operations, and (ii) any foreign patents, trademarks or related Intellectual Property. Except as provided on Schedule 6.17, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and to the Credit Parties' knowledge the use of such Intellectual Property by any Consolidated Party does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      6.18 Solvency.

      Each Credit Party is and, after consummation of the transactions contemplated by this Credit Agreement and the Senior Note Indentures, will be Solvent.

      6.19 Investments.

      All Investments of each Consolidated Party are Permitted Investments.

      6.20 Location of Collateral.

      Set forth on Schedule 6.20(a) is a list of all Mortgaged Properties with street address, county and state where located. Set forth on Schedule 6.20(b) is a list of all locations where any tangible personal property of a Consolidated Party is located, including county and state where located. Set forth on
Schedule 6.20(c) is the chief executive office and principal place of business of each Consolidated Party.

      6.21 Disclosure.

      Neither this Credit Agreement nor any financial statements delivered to the Banks nor any other document, certificate or statement furnished to the Banks by or on behalf of any Consolidated Party in connection with the transactions contemplated hereby contains on the date of delivery thereof any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

      6.22 No Burdensome Restrictions.

      No Consolidated Party is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      6.23 Brokers' Fees.

      No Consolidated Party has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents.

      6.24 Labor Matters.

      Except as disclosed on Schedule 6.24, there are no collective bargaining agreements or Multiemployer Plans covering the employees of a Consolidated Party as of the Closing Date. There are no strikes, work stoppages or controversies pending between any Credit Party and any of its employees, other than employee grievances arising in the ordinary course of business, which in the aggregate do not and are not reasonably expected to have a Material Adverse Effect.

      6.25 Year 2000 Compliance.

      The Borrower has conducted a review and assessment of its and the Subsidiaries computer applications and made inquiry of its key suppliers, vendors and customers with respect to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and, based on that review and inquiry, the Borrower believes that the year 2000 problem will not result in a Material Adverse Effect.

                                    SECTION 7

                              AFFIRMATIVE COVENANTS

      The Borrower hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

      7.1 Information Covenants.

      The Borrower will furnish, or cause to be furnished, to the Agent and each of the Banks:

            (a) Annual Financial Statements. As soon as available, and in any event within 95 days after the close of each fiscal year of the Consolidated Parties, a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal year, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur or are otherwise permitted by Section 1.3) and shall not be limited as to the scope of the audit or qualified as to the status of the Consolidated Parties as a going concern.

            (b) Quarterly Financial Statements. As soon as available, and in any event within 50 days after the close of each of the first three fiscal quarters of each fiscal year of the Consolidated Parties a consolidated balance sheet and income statement of the Consolidated Parties, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Agent, and accompanied by a certificate of an Executive Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the Consolidated Parties and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

            (c) Officer's Certificate. At the time of delivery of the financial statements provided for in Sections 7.1(a) and 7.1(b) above, a certificate of an Executive Officer of the Borrower substantially in the form of
      Exhibit 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

            (d) Annual Business Plan and Budgets. At least 60 days after the end of each fiscal year of the Borrower, beginning with the fiscal year ending closest to December 31, 1998, an annual business forecast of the Consolidated Parties containing, among other things, financial statements for the next fiscal year and such other financial information reasonably satisfactory to the Agent; together with appropriate supporting details as requested by any Bank; and as soon as possible, but in no event later than fifty (50) days after the close of each of the first three fiscal quarters and ninety-five (95) days after the close of each fiscal year, a statement in which the actual results of such fiscal quarter are compared with the most recent forecasts for such fiscal quarter.

            (e) Compliance With Certain Provisions of the Credit Agreement. Within 95 days after the end of each fiscal year of the Credit Parties, or more frequently if requested by the Agent, a certificate containing information regarding (i) the amount of all Asset Dispositions, and (ii) other matters reasonably requested by the Required Banks.

            (f) Accountant's Certificate. As soon as available, but in any event within 105 days after the close of each fiscal year of the Consolidated Parties, a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

            (g) Auditor's Reports. Promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to any Consolidated Party in connection with any annual, interim or special audit of the books of such Person.

            (h) Reports. Promptly upon transmission or receipt thereof, (i) copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any Consolidated Party shall send to its shareholders or to a holder of any Indebtedness owed by any Consolidated Party in its capacity as such a holder and (ii) upon the reasonable request of the Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

            (i) Notices. Upon obtaining knowledge thereof, the Borrower will give written notice to the Agent immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any Consolidated Party (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which if adversely determined is reasonably expected to have a Material Adverse Effect, (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including but not limited to, Environmental Laws, which if adversely determined could reasonably be expected to have a Material Adverse Effect, or (C) any notice or determination concerning the imposition of any withdrawal liability by a Multiemployer Plan against such Person or any ERISA Affiliate, the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA or the termination of any Plan.

            (j) ERISA. Upon obtaining knowledge thereof, the Borrower will give written notice to the Agent promptly (and in any event within five Business Days) of: (i) of any event or condition, including, but not limited to, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any Consolidated Party or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Code with respect thereto; or (iv) any change in the funding status of any Plan that could reasonably be expected to have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by the chief financial officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Agent and the Banks with such additional information concerning any Plan as may be reasonably requested, including, but not limited to, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

            (k) Notice of Environmental Claims. Except as previously disclosed to the Agent, notify the Agent in writing, promptly, and in any event within twenty (20) days after learning thereof, of any: (A) notice or claim to the effect that it or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Material of Environmental Concern into the environment; (B) notice that it or any of its Subsidiaries is subject to investigation by any governmental authority evaluating whether any action is needed to respond to the Release or threatened Release of any Material of Environmental Concern into the environment; (C) notice that any property of it or its Subsidiaries is subject to a Lien imposed under the Environmental Laws;
      (D) notice of violation to it or any of its Subsidiaries or awareness by it or any of its Subsidiaries of a condition which might reasonably result in a notice of violation of any environmental, health or safety requirement under federal, state or local laws, which could reasonably be expected to have a Material Adverse Effect; (E) commencement or threat of any judicial or administrative proceeding alleging a violation of any environmental, health or safety requirement under federal, state or local laws which could reasonably be expected to have a Material Adverse Effect; or (F) new or proposed changes to any existing environmental, health or safety requirement under federal, state or local laws that could reasonably be expected to have a Material Adverse Effect on the condition (financial or otherwise) properties, business or results of operations of the Borrower and its Subsidiaries. With respect to clauses (A) through (F) above, such notice shall be required only if the liability or potential liability which is the subject matter of the notice is reasonably likely to exceed $1,000,000, or if such liability or potential liability when added to other liabilities of the Borrower and its Subsidiaries of the kind referred to in any of such clauses (A) through (F) above is reasonably likely to exceed $5,000,000.

            (l) Additional Patents and Trademarks. At the time of delivery of the financial statements and reports provided for in Section 7.1(a), a report signed by an Executive Officer of the Borrower setting forth (i) a list of registration numbers for all patents, trademarks, service marks, tradenames and copyrights awarded to any Consolidated Party since the last day of the immediately preceding fiscal year and (ii) a list of all patent applications, trademark applications, service mark applications, trade name applications and copyright applications submitted by any Consolidated Party since the last day of the immediately preceding fiscal year and the status of each such application, all in such form as shall be reasonably satisfactory to the Agent.

            (m) Other Information. With reasonable promptness upon any such request, such other information regarding the business, properties or financial condition of any Consolidated Party as the Agent or the Required Banks may reasonably request.

      7.2 Preservation of Existence and Franchises.

      Except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, the Borrower will, and will cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority.

      7.3 Books and Records.

      The Borrower will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP, except for departures from GAAP
(i) which are not material, (y) which will not cause the financial statements to fail to meet the requirements of the Securities and Exchange Commission for financial information to be contained or incorporated by reference in registration statements, and (iii) which do not cause the financial statements to fail to reflect accurately in all respects the financial condition of the Borrower.

      7.4 Compliance with Law.

      The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

      7.5 Payment of Taxes and Other Indebtedness.

      The Borrower will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, and (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien upon any of its properties; provided, however, that no Consolidated Party shall be required to pay any such tax, assessment, charge, levy, or claim which is being contested in good faith by appropriate proceedings and as to which adequate reserves therefor have been established in accordance with GAAP, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could reasonably be expected to have a Material Adverse Effect.


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

      7.6 Insurance.

      (a) The Borrower will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, property insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with reasonable business practices. The Trustee shall be named as loss payee or mortgagee, as its interest may appear, with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Trustee, that it will give the Trustee thirty (30) days prior written notice before the coverage of any such policy or policies shall be materially altered or canceled, and that no act or default of any Consolidated Party or any other Person shall affect the rights of the Trustee or the Banks under such policy or policies. Such policies may provide that, prior to written notification from the Agent of the incurrence of an Event of Default, the insurer may make settlement payments in respect of such policies directly to the Borrower notwithstanding the Trustee's status as a loss payee, for payments aggregating less than $5 million for any single casualty, loss or damage incurred by any of the Credit Parties and not exceeding an aggregate of $10 million for all such payments made during any twelve month period by such insurer or its Affiliates. The present insurance coverage of the Consolidated Parties is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6.

      (b) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will promptly repair or replace the Collateral of such Credit Party so lost, damaged or destroyed; provided, however, that such Credit Party need not repair or replace the Collateral of such Credit Party so lost, damaged or destroyed to the extent the failure to make such repair or replacement (i) is desirable to the proper conduct of the business of such Credit Party in the ordinary course and otherwise in the best interest of such Credit Party; and (ii) would not materially impair the rights and benefits of the Agent or the Banks under the Collateral Documents, any other Credit Document or any Hedging Agreement. Notwithstanding any provision to the contrary contained in this Credit Agreement, none of the Credit Parties shall undertake replacement or restoration of any lost, damaged or destroyed Collateral of such Credit Party with insurance proceeds in respect thereof unless the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored to its condition immediately prior to the loss, destruction or other event giving rise to the payment of such insurance proceeds.

      7.7 Maintenance of Property.

      The Borrower will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements,


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

extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

      7.8 Performance of Obligations.

      The Borrower will, and will cause each of its Subsidiaries to, perform in all respects all of its obligations under the terms of all agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound, except in any instance where the failure to perform such obligations does not have and could not reasonably be expected to have a Material Adverse Effect.

      7.9 Use of Proceeds.

      The Borrower will use the proceeds of the Loans solely for the purposes set forth in Section 6.15.

      7.10 Audits/Inspections.

      Upon reasonable notice and during normal business hours, the Borrower will, and will cause each of its Subsidiaries to, permit each Bank and representatives appointed by the Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit each Bank and the Agent or its representatives to investigate and verify the accuracy of information provided to the Banks and to discuss all such matters with the officers, employees and representatives of such Person. The Borrower agrees that the Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Credit Parties.

      7.11 Financial Covenants. The Borrower shall:

      (a) Minimum Consolidated Net Worth. Have a Consolidated Net Worth as of the last day of each fiscal quarter of not less than $255,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Consolidated Parties, commencing with the fiscal quarter ending June 30, 1998, by an amount equal to forty percent (40%) of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended.

      (b) Minimum Current Ratio. Have at all times a Current Ratio of not less than 1.4 to 1.

      (c) Interest Coverage Ratio. Have at the end of each fiscal quarter an Interest Coverage Ratio which is not less than 1.75 to 1.0.

      7.12 Additional Credit Parties.

      As soon as practicable and in any event within 30 days after any Person becomes a Subsidiary of any Credit Party, the Borrower shall provide the Trustee with written notice thereof


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

setting forth information in reasonable detail describing all of the assets of such Person and shall (a) if such Person is a Domestic Subsidiary of a Credit Party, cause such Person to execute a Joinder Agreement in substantially the same form as Exhibit 7.12 and a guaranty agreement substantially in the form of Exhibit A to the Collateral Trust Agreement, (b) cause 100% (if such Person is a Domestic Subsidiary of a Credit Party) or 65% (if such Person is a direct Foreign Subsidiary of a Credit Party) of the Capital Stock of such Person to be delivered to the Trustee together with undated stock powers signed in blank (unless, with respect to a Foreign Subsidiary, such stock powers are deemed unnecessary by the Trustee in its reasonable discretion under the law of the jurisdiction of incorporation of such Person) and pledged to the Trustee pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement and otherwise in form acceptable to the Trustee and (c) cause such Person to (i) if such Person owns or leases any real property located in the United States of America, deliver to the Trustee with respect to such real property documents, instruments and other items of the types required to be delivered pursuant to Section 5.1(f) all in form, content and scope reasonably satisfactory to the Trustee and (ii) deliver such other documentation as the Trustee may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, real estate title insurance policies, environmental reports, landlord's waivers, certified resolutions and other organizational and authorizing documents of such Person, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Trustee's liens thereunder) and other items of the types required to be delivered pursuant to
Section 5.1(b), (d), (e), (f) and (g), all in form, content and scope reasonably satisfactory to the Trustee.

      7.13 Real Estate Appraisals.

      To the extent required by law (including pursuant to regulations promulgated under the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended), and at the written request of the Agent, the Borrower will obtain appraisals of the Mortgaged Properties, at the Borrower's own expense from reputable appraisers acceptable to the Agent, and provide copies of such appraisals to the Banks.

      7.14 Environmental Assessments.

      To the extent required by law or upon the reasonable written request by the Agent or the Trustee, the Borrower will, and cause each of its Subsidiaries to, furnish or cause to be furnished to the Agent, at the Borrower's expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Agent as to the nature and extent of the presence of any Materials of Environmental Concern on any Mortgaged Properties and as to the compliance by any Consolidated Party with Environmental Laws at such Properties. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Agent may arrange for same, and the Consolidated Parties hereby grant to the Agent and their representatives access to the Mortgaged Properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the obligations secured by the Collateral Documents.


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

      7.15 Repayment of Stevens Indenture Obligations.

      The Borrower will cause all of the Stevens Indenture Obligations (as defined in the Collateral Trust Agreement) to be fully paid and satisfied, and the Stevens Debentures (as defined in the Collateral Trust Agreement) to be redeemed in their entirety on or before the sixtieth (60th) day after the Closing Date.

                                    SECTION 8

                               NEGATIVE COVENANTS

      The Borrower hereby covenants and agrees that, so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding, and until all of the Commitments hereunder shall have terminated:

      8.1 Indebtedness.

      The Borrower will not, and will not permit any Consolidated Party to, contract, create, incur, assume or permit to exist any Indebtedness, except:

            (a) Indebtedness arising under this Credit Agreement and the other Credit Documents;

            (b) Indebtedness of the Borrower and its Subsidiaries set forth in
      Schedule 8.1 (and renewals, refinancings and extensions thereof on terms and conditions no less favorable to such Person than such existing Indebtedness and no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing);

            (c) purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for all such Persons taken together (including any such Indebtedness referred to in subsection (b) above) shall not exceed an aggregate principal amount of $20,000,000 at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

            (d) obligations of the Borrower or any of its Subsidiaries in respect of Hedging Agreements entered into in order to manage existing or anticipated interest rate or exchange rate risks and not for speculative purposes; provided that the total of such Indebtedness for all such Persons taken together shall not exceed $10,000,000 at any time calculated on a marked-to-market basis;

            (e) intercompany Indebtedness arising out of loans and advances permitted under Section 8.6;


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

            (f) obligations of the Borrower or any of its Subsidiaries in connection with any Permitted Receivables Financing, to the extent such obligations constitute Indebtedness;

            (g) Indebtedness arising under the Senior Note Indentures and the Senior Notes;

            (h) in addition to the Indebtedness otherwise permitted by this
      Section 8.1, other unsecured Indebtedness hereafter incurred by the Borrower or any of its Subsidiaries provided that the aggregate principal amount of such Indebtedness plus the aggregate outstanding principal amount of Indebtedness permitted pursuant to clauses (b) and (c) above shall not exceed $100,000,000 at any time;

            (i) other unsecured Indebtedness of the Borrower or its Subsidiaries, if at the time of and after giving pro forma effect to the incurrence of such Indebtedness (including the application of the proceeds thereof) and any Acquisitions and any Asset Dispositions that occurred during the period beginning four full fiscal quarters immediately prior to such incurrence as though such events occurred on the first day of such period, the Interest Coverage Ratio for such four fiscal quarter period of the Borrower is equal to or greater than 1.75 to 1.0; and

            (j) Guaranty Obligations of any Credit Party with respect to any Indebtedness of another Credit Party permitted under this Section 8.1.

      8.2 Liens.

      The Borrower will not, and will not permit any Consolidated Party to, contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

      8.3 Nature of Business.

      The Borrower will not, and will not permit any Consolidated Party to, substantially alter the character or conduct of the business conducted by such Person as of the Closing Date.

      8.4 Consolidation, Merger, Dissolution, etc.

      The Borrower will not, and will not permit any Consolidated Party to, enter into any transaction of merger or consolidation or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); provided that, notwithstanding the foregoing provisions of this Section 8.4:

            (a) the Borrower may merge or consolidate with any of its Subsidiaries provided that (i) the Borrower shall be the continuing or surviving corporation, and (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Trustee may request so as to cause the Credit Parties to be in compliance


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

      with the terms of Sections 2.2 and 2.3 of the Collateral Trust Agreement after giving effect to such transaction;

            (b) any Credit Party other than the Borrower may merge or consolidate with any other Credit Party other than the Borrower provided that the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Trustee may request so as to cause the Credit Parties to be in compliance with the terms of Sections
      2.2 and 2.3 of the Collateral Trust Agreement after giving effect to such transaction;

            (c) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any Credit Party provided that (i) such Credit Party shall be the continuing or surviving corporation and (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Agent may request so as to cause the Credit Parties to be in compliance with the terms of Sections 2.2 and 2.3 of the Collateral Trust Agreement after giving effect to such transaction;

            (d) any Consolidated Party which is not a Credit Party may be merged or consolidated with or into any other Consolidated Party which is not a Credit Party;

            (e) the Borrower or any Subsidiary of the Borrower may merge with any Person other than a Consolidated Party in connection with an Acquisition permitted by Section 8.6(b) if (i) the Borrower or such Subsidiary shall be the continuing or surviving corporation, (ii) the Credit Parties shall cause to be executed and delivered such documents, instruments and certificates as the Trustee may request so as to cause the Credit Parties to be in compliance with the terms of Sections 2.2 and 2.3 of the Collateral Trust Agreement after giving effect to such transaction and (iii) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a pro forma basis to such transaction, no Default or Event of Default would exist; and

            (f) any Wholly-Owned Subsidiary of the Borrower may dissolve, liquidate or wind up its affairs at any time.

      8.5 Asset Dispositions.

      The Borrower will not, and will not permit any Consolidated Party to, make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than Excluded Asset Dispositions unless (a) if such transaction is a Sale and Leaseback Transaction, such transaction is permitted by the terms of Section 8.12, (b) such transaction does not involve the sale or other disposition of a minority equity interest in any Consolidated Party, (c) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a pro forma basis to such transaction, no Default or Event of Default would exist hereunder, and (d) no later than 10 Business Days prior to such Asset Disposition, the Agent and the Banks shall have received a certificate of an officer of the Borrower specifying the anticipated or actual date of such Asset Disposition, briefly describing the assets to be sold or otherwise disposed of and setting forth the net book value of such assets, the aggregate consideration and the Net Cash Proceeds to be received for such assets in connection with such Asset Disposition, and thereafter the Borrower shall (or cause its Subsidiaries to), within the period of 10 Business Days


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

following the consummation of such Asset Disposition, apply (or cause to be applied) an amount equal to the Net Cash Proceeds of such Asset Disposition to prepay the Loans (or cash collateralize outstanding LOC Obligations) in accordance with the terms of Section 3.3(b)(ii).

      8.6 Investments and Acquisitions.

      (a) Investments and Loans. The Borrower will not, and will not permit any Consolidated Party to, have or make any loan or advance to or investment in any Subsidiary or other Affiliate or any other Persons except (i) Subsidiaries of the Borrower may make any loans and/or advances to the Borrower, (ii) for Permitted Investments, (iii) for investments that are Capital Expenditures; provided however, that neither the Borrower nor any of its Subsidiaries shall make such an investment in a Subsidiary other than a Credit Party except as permitted by Section 8.6 (a)(viii) hereof, (iv) the Borrower may maintain its Investments in, and have loans and/or advances to, its Subsidiaries existing on the date hereof and thereafter may make loans and/or advances to the other Credit Parties in the ordinary course of business consistent with past practices, (v) each Subsidiary of the Borrower may maintain its Investments in, and have loans and/or advances to, its Subsidiaries existing on the date hereof and thereafter may make loans and/or advances to such Subsidiaries that are Credit Parties in the ordinary course of business consistent with past practices, (vi) the Borrower may make loans and/or advances (A) to employees of the Borrower and its Subsidiaries, provided such loans do not exceed $500,000 to any one such employee and $1,500,000 in the aggregate and (B) to employees of the Borrower and its Subsidiaries to cover reasonable travel expenses incurred in the ordinary course of business within the scope of such employee's employment, (vii) the Borrower and its Subsidiaries may make investments (x) permitted by Section 8.6(b) and (y) in Finco as set forth in the Permitted Receivables Financing; provided, that any such Investments in Finco to be made in cash shall not exceed an aggregate outstanding amount of $10,000,000 at any one time, and, without duplication, (viii) loans, advances and Investments to and in Foreign Subsidiaries and joint ventures of the Borrower and its Subsidiaries in the cumulative amount of $50,000,000 from and after the Closing Date (in addition to the Borrower's Investments in WestPoint Stevens (Europe) Limited and WestPoint Stevens (UK) Limited existing as of the Closing Date), and
(viii) advances and royalty payments to customers and licensors in the ordinary course of business.

      (b) Acquisitions. The Borrower will not permit any Consolidated Party to acquire any assets of another Person (including Capital Stock), except (A) each of the Borrower and its Subsidiaries may acquire (i) inventory and other assets in the ordinary course of business and (ii) the assets or Capital Stock of its Subsidiaries, and (B) the Borrower and its Subsidiaries may acquire other assets (including Capital Stock of Persons that become Subsidiaries after the Closing
Date) provided that (i) the Acquisition Consideration paid therefor is not greater than the fair market value of the Property or Capital Stock acquired,
(ii) the aggregate Acquisition Consideration for all such acquisitions from and after the Closing Date does not exceed $100,000,000, (iii) the Agent shall have received all items in respect of the Capital Stock or Property acquired in such Acquisition required to be delivered by the terms of the Collateral Trust Agreement, (iv) the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to such Acquisition on a pro forma basis, the Credit Parties shall be in compliance with all of the covenants set forth in Section 7.11, (v) after giving effect to such Acquisition, the Revolving Committed Amount shall exceed by at least the Minimum Available

Amount the sum of the aggregate principal amount of the Revolving Loans outstanding plus the aggregate principal amount of the Competitive Loans outstanding plus the Dollar Amount of the aggregate principal amount of Foreign Currency Loans outstanding plus the aggregate principal amount of Swingline Loans outstanding plus the Dollar Amount of LOC Obligations outstanding, (vi) if any Indebtedness is to be assumed or incurred by any Consolidated Party in connection with such Acquisition, such Indebtedness is permitted to be incurred pursuant to Section 8.1 hereof, and (vii) such Acquisition is of a business engaged in, or of assets used in, the same or a similar business to that currently conducted by the Borrower and its Subsidiaries.

      8.7 Restricted Payments.

      The Borrower will not permit any Consolidated Party to make directly or indirectly any Restricted Payment that would cause the aggregate of all Restricted Payments made by the Borrower during the term of this Agreement to exceed the Maximum Restricted Payment Amount. The permitted Restricted Payments described in this Section 8.7 may be made by the Borrower or its Subsidiaries only if (i) no Default or Event of Default shall have occurred and be continuing at the date of the proposed Restricted Payment (or, in the case of a dividend, the declaration thereof) and after giving effect to such Restricted Payment, and
(ii) at the time or, or after giving effect to, such Restricted Payment, the Borrower has an Interest Coverage Ratio that is equal to or greater than 1.75 to 1.0.

      8.8 Transactions with Affiliates.

      The Borrower will not permit any Consolidated Party to enter into any transaction or any agreement with an Affiliate, including, without limitation, the purchase, sale or exchange of property or the rendering of any service to or by an Affiliate; provided that for purposes of the foregoing restriction, the Borrower and its Subsidiaries and Finco shall not be considered to be Affiliates of each other, and except that the Borrower and its Subsidiaries may enter into transactions with Affiliates in the ordinary course of business, provided that the terms of such transactions are no less favorable to the Borrower or the relevant Subsidiary than those which would have obtained in a comparable transaction with an unaffiliated third party.

      8.9 Fiscal Year; Organizational Documents.

      The Borrower will not (a) permit any other Consolidated Party to change its fiscal year or amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in a manner which could have an adverse effect on the Banks as lenders hereunder, and (b) change its fiscal year or amend modify or change its articles of incorporation or corporate charter except (i) to provide indemnification for officers and directors upon customary terms as permitted by applicable law, and (ii) to make additional amendments to the charter and bylaws of the Borrower which could not have an adverse effect on the Banks as lenders hereunder and which do not (A) change the authorized Capital Stock of the Borrower, except as described in Schedule 8.9, (B) change the name of the Borrower, or (C) add provisions concerning matters not presently addressed in such articles of incorporation or bylaws.


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

      8.10 Limitation on Restricted Actions.

      The Borrower will not permit any Consolidated Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Credit Agreement and the other Credit Documents, (ii) the documents executed in connection with any Permitted Receivables Financing (but only to the extent that the related encumbrance or restriction pertains to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such Permitted Receivables Financing), (iii) applicable law, (iv) any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith. The Borrower will not enter into any amendment or modification of the Senior Notes or the Senior Indentures which (i) changes the maturity date of such Senior Notes to occur prior to the Maturity Date or (ii) makes any affirmative or negative covenants in such Senior Indentures to be more restrictive on the Borrower than comparable covenants in this Agreement.

      8.11 Ownership of Subsidiaries.

      Notwithstanding any other provisions of this Credit Agreement to the contrary, the Borrower will not permit any Consolidated Party to (i) permit any Person (other than the Borrower or any Wholly-Owned Subsidiary of the Borrower) to own any Capital Stock of any Domestic Subsidiary of the Borrower, (ii) permit any Subsidiary of the Borrower to issue Capital Stock (except to the Borrower or to a Wholly-Owned Subsidiary of the Borrower), (iii) permit, create, incur, assume or suffer to exist any Lien thereon, in each case except (A) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of Capital Stock of Foreign Subsidiaries, (B) as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5 or (C) for Permitted Liens and (iv) notwithstanding anything to the contrary contained in clause (ii) above, permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock.

      8.12 Sale Leasebacks.

      Except as permitted by Section 8.1(c) with regard to Synthetic Leases or Capital Leases, the Borrower will not permit any Consolidated Party to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether a Synthetic Lease or a Capital Lease, of any Property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which such Consolidated Party has sold or transferred or is to sell or transfer to a Person which is not a Consolidated Party or (b) which such Consolidated Party intends to use for substantially the same purpose as any other Property which has been sold or is to be sold or transferred by such Consolidated Party to another Person which is not a Consolidated Party in connection with such lease.

      8.13 No Negative Pledges.

      The Borrower will not permit any Consolidated Party to enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, except (a) pursuant to this Credit Agreement and the other Credit Documents, (b) pursuant to the documents executed in connection with any Permitted Receivables Financing (but only to the extent that the related prohibitions against other encumbrances pertain to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such Permitted Receivables Financing), (c) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 8.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, and (d) pursuant to any document or instrument executed only by one or more Foreign Subsidiaries of the Borrower in connection with their obtaining financing in foreign jurisdictions in which they conduct business (to the extent such financing is otherwise permitted by Section 8.1 hereof), provided that any such restriction relates only to the assets owned by such Foreign Subsidiaries and does not restrict any pledge of Capital Stock by a direct Foreign Subsidiary of any Credit Party in favor of the Trustee for the benefit of the Banks.

      8.14 Operating Lease Obligations.

      The Borrower will not permit any Consolidated Party to enter into, assume or permit to exist any Operating Leases, except that the Borrower and its Subsidiaries may suffer to exist (and enter into renewals of) leases to which any of them is a party on the Closing Date and may enter into or assume new Operating Leases in the ordinary course of its business.

      8.15 Dividends and Other Distributions.

      The Borrower will not permit any Consolidated Party to declare or pay any dividend on, or purchase or redeem any shares of, any class of Capital Stock of any Subsidiary of the Borrower (except pursuant to a merger permitted by Section 8.4), or make any other payment or distribution on or in respect of any class of Capital Stock of any Subsidiary of the Borrower or set aside any amounts for any such purpose, except:

      (i) any wholly-owned Subsidiary of the Borrower may declare and pay dividends to the Borrower or a wholly-owned Subsidiary of the Borrower; and

      (ii) any Subsidiary of the Borrower may distribute shares of its common stock to holders of the same or another class of its common stock as a stock dividend or in connection with a stock split.


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      8.16 Environmental Liabilities.

      The Borrower will not permit any Consolidated Party to become subject to any liabilities, obligations or costs which the Agent reasonably deems have or are likely to have a Material Adverse Effect on the condition (financial or otherwise), properties, business or results of operations of the Borrower and its Subsidiaries taken as a whole arising out of or relating to (i) the Release or threatened Release at any location of any Material of Environmental Concern into the environment, or any remedial action in response thereto, or (ii) any violation of any environmental, health or safety requirement under federal, state or local laws; provided, however, that prior to the date that the Borrower or any Subsidiary of the Borrower is required to pay such liability this covenant shall not be violated so long as (A) the Borrower shall have notified the Agent of the assertion of such liability or required expenditures promptly upon obtaining knowledge of such assertion, (B) the Borrower shall have continued to furnish the Agent with such information concerning such asserted liability or required expenditure as the Agent shall have reasonably requested, or as otherwise provided herein and (C) the Borrower or such Subsidiary shall, to the extent deemed appropriate in its business judgment, be diligently pursuing indemnification for such liability or required expenditures from any Person which has an obligation to provide such indemnification.

      8.17 Futures Contracts.

      The Borrower will not permit any Consolidated Party to purchase, sell or otherwise deal with contracts for the future delivery of goods, commodities or services, or in commodities options, including, without limitation, cotton futures, except for hedge transactions or hedging positions in a contract for future delivery of goods, commodities, or services, where such transactions or positions represent a substitute for transactions to be made or positions to be taken at a later time and where such transactions or positions are economically appropriate to the reduction of risks in the conduct and management of the Consolidated Parties' respective businesses; provided, however, that Hedging Agreements, as defined in Section 1.1 hereof, are not limited by this provision.

      8.18 Inactive Subsidiaries.

      The Borrower will not permit any Consolidated Party to transfer any asset or assets (including Capital Stock) with an aggregate value in excess of $10,000 to any Inactive Subsidiary or permit any Inactive Subsidiary to engage in any business activity unless such Inactive Subsidiary is then a Guarantor and Grantor under the Collateral Trust Agreement.


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                                    SECTION 9

                                EVENTS OF DEFAULT

      9.1 Events of Default.

      An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

            (a) Payment. Any Credit Party shall

                  (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

                  (ii) default, and such default shall continue for two (2) or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

            (b) Representations. Any representation, warranty or statement made or deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

            (c) Covenants. Any Credit Party shall

                  (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.9, 7.11, or 7.12;

                  (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(a), (b) (c) or (d) and such default shall continue unremedied for a period of at least 5 days;

                  (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement and such default shall continue unremedied for a period of at least 20 days after the earlier of a responsible officer of a Credit Party becoming aware of (or should have been aware of) such default or written or telephonic notice (confirmed in writing) thereof by the Agent; or

            (d) Other Credit Documents. (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Credit


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

      Documents (subject to applicable grace or cure periods, if any), or (ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or Section 8.5, any Credit Document shall fail to be in full force and effect or to give the Agent, the Trustee and/or the Banks the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

            (e) Guaranties. Except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section
      8.4 or Section 8.5, the guaranty given by any Guarantor hereunder (including any Additional Credit Party) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Additional Credit Party) hereunder or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

            (f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to any Consolidated Party; or

            (g) Defaults under Other Agreements. With respect to any Indebtedness (other than Indebtedness outstanding under this Credit Agreement) in excess of $10,000,000 in the aggregate for the Consolidated Parties taken as a whole, (A) any Consolidated Party shall (1) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (2) the occurrence and continuance of an event of default (and after any applicable grace period) in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or exist, the effect of which event or condition is to cause, or permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause any such Indebtedness to become due prior to its stated maturity; or
      (B) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

            (h) Judgments. One or more judgments or decrees shall be entered against one or more of the Consolidated Parties involving a liability of $10,000,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) and any such judgments or decrees shall not have been vacated, discharged or stayed or bonded pending appeal within 30 days from the entry thereof; or

            (i) ERISA. Any of the following events or conditions, if such event or condition could reasonably be expected to have a Material Adverse
      Effect: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any Consolidated Party or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect


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

      to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any Consolidated Party or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency or (within the meaning of Section 4245 of ERISA) such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) or breach of fiduciary responsibility shall occur which may subject any Consolidated Party or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Code, or under any agreement or other instrument pursuant to which any Consolidated Party or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

            (j) Senior Note Indentures. There shall occur and be continuing any Event of Default under and as defined in the Senior Note Indentures; or

            (k) Ownership. There shall occur a Change of Control; or

            (l) Uninsured Loss. There occurs any material uninsured damage to, or loss, theft or destruction of, or material environmental impairment to, any material portion of the Collateral.

      9.2 Acceleration; Remedies.

      Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by the requisite Banks (pursuant to the voting requirements of Section 11.6) or cured to the satisfaction of the requisite Banks (pursuant to the voting procedures in Section 11.6), the Agent shall, upon the request and direction of the Required Banks, by written notice to the Credit Parties take any of the following actions:

            (a) Termination of Commitments. Declare the Commitments terminated whereupon the Commitments shall be immediately terminated.

            (b) Acceleration. Declare the unpaid principal of and any accrued interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Agent and/or any of the Banks hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

            (c) Cash Collateral. Direct the Credit Parties to pay (and the Credit Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), they will immediately pay) to the Agent additional cash, to be held by the Agent, for the benefit of the Banks, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then outstanding Letters of Credit in an amount equal to the maximum aggregate amount which may be drawn under all Letters of Credits then outstanding.


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

            (d) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

      Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur with respect to the Borrower, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Agent and/or any of the Banks hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Agent or the Banks.

                                   SECTION 10

                                AGENCY PROVISIONS

      10.1 Appointment, Powers and Immunities.

      Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent under this Credit Agreement and the other Credit Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 10.5 and the first sentence of Section 10.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Credit Agreement and shall not be a trustee or fiduciary for any Bank; (b) shall not be responsible to the Banks for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Credit Document or any certificate or other document referred to or provided for in, or received by any of them under, any Credit Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Credit Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or Affiliates; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Credit Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Credit Document, except for its own gross negligence or willful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

      10.2 Reliance by Agent.

      The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telecopy)


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

believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 11.3(b) hereof. As to any matters not expressly provided for by this Credit Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding on all of the Banks; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Credit Document or applicable law or unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking any such action.

      10.3 Defaults.

      The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Bank or the a Credit Party specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks, except to the extent that other provisions of this Agreement expressly require that any such action be taken only with the consent, direction or authorization of the Banks or the Required Banks, as applicable.

      10.4 Rights as a Bank.

      With respect to its Commitment and the Loans made by it, NationsBank (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. NationsBank (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or Affiliates as if it were not acting as Agent, and NationsBank (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or Affiliates for services in connection with this Credit Agreement or otherwise without having to account for the same to the Banks.


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      10.5 Indemnification.

      The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 11.5 hereof, but without limiting the obligations of the Credit Parties under such Section) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Bank) in any way relating to or arising out of any Credit Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Credit Document; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Credit Parties under Section 11.5, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Credit Parties. The agreements in this Section 10.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

      10.6 Non-Reliance on Agent and Other Banks.

      Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Credit Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Credit Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or Affiliates that may come into the possession of the Agent or any of its Affiliates.

      10.7 Successor Agent.

      The Agent may resign at any time by giving notice thereof to the Banks and the Credit Parties. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent reasonably satisfactory to the Borrower. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent which shall be a commercial Bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.


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      10.8 Co-Agents.

      The Co-Agents, in their capacity as Co-Agents, shall have no duties or responsibilities, express or implied, under this Agreement or any other Credit Document.

                                   SECTION 11

                                  MISCELLANEOUS

      11.1 Notices.

      Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Credit Parties and the Agent, set forth below, and, in the case of the Banks, set forth on Schedule 2.1(a), or at such other address as such party may specify by written notice to the other parties hereto:

      if to any Credit Party:

            WestPoint Stevens Inc.
            507 W. 10th Street
            West Point, Georgia 31833
            Attn: Morgan Schuessler
            Telephone: (706) 645-4230
            Telecopy: (706) 645-4969

      if to the Agent:

            NationsBank, N. A.
            Independence Center, 15th Floor
            NC1-001-15-04
            101 North Tryon Street
            Charlotte, North Carolina 28255
            Attn: Agency Services
            Telephone: (704) 386-1316
            Telecopy: (704) 386-9923

      with a copy to:

            NationsBank, N. A.
            100 North Tryon Street, 8th Floor
            Charlotte, North Carolina 28255


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

            Attn: Timothy Martin
            Telephone: (704) 386-8385
            Telecopy: (704) 386-1270

      11.2 Right of Set-Off; Adjustments.

      Upon the occurrence and during the continuance of any Event of Default, each Bank (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Bank shall have made any demand under hereunder or thereunder and although such obligations may be unmatured. Each Bank agrees promptly to notify any affected Credit Party after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Bank may have.

      11.3 Benefit of Agreement.

      (a) This Credit Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that none of the Credit Parties may assign or transfer any of its interests and obligations without prior written consent of the Banks; provided further that the rights of each Bank to transfer, assign or grant participations in its rights and/or obligations hereunder shall be limited as set forth in this Section 11.3.

      (b) Each Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); provided, however, that

            (i) except in the case of an assignment to another Bank or an assignment of all of a Bank's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $10,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Bank) or an integral multiple of $1,000,000 in excess thereof;

            (ii) after such assignment, such Bank and its Affiliates continue to hold in the aggregate at least 51% of their aggregate initial Commitment set forth on Schedule 2.1(a);

            (iii) each such assignment by a Bank shall be of a constant, and not varying, percentage of all of its rights and obligations under this Credit Agreement and the Notes; and


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

            (iv) the parties to such assignment shall execute and deliver to the Agent for its acceptance an Assignment and Acceptance in the form of
      Exhibit 11.3(b) hereto, together with any Note subject to such assignment and a processing fee of $2,500 (or if the Assignee is a Bank, $1,500).

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Bank hereunder and the assigning Bank shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Credit Agreement. Upon the consummation of any assignment pursuant to this Section 11.3(b), the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the assignor and the assignee. If the assignee is not a United States person under Section 7701(a)(30) of the Code, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 3.11.

      (c) The Agent shall maintain at its address referred to in Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Credit Parties, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Credit Parties or any Bank at any reasonable time and from time to time upon reasonable prior notice. No assignment shall be effective unless it has been recorded on the Register as provided herein.

      (d) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit 11.3(b) hereto, within five (5) Business Days of its receipt thereof (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

      (e) Each Bank may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Credit Agreement (including all or a portion of its Commitment or its Loans); provided, however, that (i) such Bank's obligations under this Credit Agreement shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in Sections 3.7 through 3.12, inclusive, and the right of set-off contained in
Section 11.2, and (iv) the Credit Parties shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Credit Agreement, and such Bank shall retain the sole right to enforce the obligations of the Credit Parties relating to the Credit Party Obligations owing to such Bank and to approve any amendment, modification, or waiver of any provision of this Credit Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Notes, extending any


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

scheduled principal payment date or date fixed for the payment of interest on such Loans or Notes reducing the principal amount of any Credit Party Obligations or any fees owed to the Banks hereunder, or extending its Commitment).

      (f) Notwithstanding any other provision set forth in this Credit Agreement, any Bank may at any time assign and pledge all or any portion of its Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

      (g) Any Bank may furnish any information concerning the Consolidated Parties in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section 11.15 hereof.

      11.4 No Waiver; Remedies Cumulative.

      No failure or delay on the part of the Agent or any Bank in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Agent or any Bank and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Agent or any Bank would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Agent or the Banks to any other or further action in any circumstances without notice or demand.

      11.5 Expenses; Indemnification.

      (a) The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent (including the cost of internal counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Credit Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Banks, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered hereunder.

      (b) The Borrower agrees to indemnify and hold harmless the Agent and each Bank and each of their Affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 11.5 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any of the Credit Parties, their respective directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Borrower agrees not to assert any claim against the Agent, any Bank, any of their Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Credit Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans.

      (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 11.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

      11.6 Amendments, Waivers and Consents.

      Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Banks and the Borrower, provided, however, that:

            without the consent of each Bank affected thereby, neither this Credit Agreement nor any other Credit Document may be amended to

                  (a) extend the final maturity of any Loan or of any
            reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

                  (b) reduce the rate or extend the time of payment of interest
            (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

                  (c) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

                  (d) increase the Commitment of a Bank over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Bank),

                  (e) release all or substantially all of the Collateral,

                  (f) except as the result of or in connection with a
            dissolution, merger or disposition of a Consolidated Party permitted under Section 8.4, release the Borrower or substantially all of the other Credit Parties from its or their obligations under the Credit Documents,

                  (g) amend, modify or waive any provision of this Section 11.6 or 9.1(a), 11.2, 11.5 or 11.9,

                  (h) reduce any percentage specified in, or otherwise modify, the definition of Required Banks,

                  (i) consent to the assignment or transfer by the Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby,

                  (j) without the consent of the Agent, no provision of Section
            10 may be amended,

                  (k) without the consent of the Issuing Lender, no provision of
            Section 2.4 may be amended, or

                  (l) without the consent of the Swingline Lender, no provision of Section 2.5 may be amended.

      Notwithstanding the fact that the consent of all the Banks is required in certain circumstances as set forth above, (x) each Bank is entitled to vote as such Bank sees fit on any bankruptcy reorganization plan that affects the Loans, and each Bank acknowledges that the provisions of
      Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Banks may consent to allow a Credit Party to use cash collateral in the context of a Bankruptcy or insolvency proceeding.

      11.7 Counterparts.

      This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

      11.8 Headings.

      The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

      11.9 Survival.

      All indemnities set forth herein shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Borrower herein shall survive delivery of the Notes and the making of the Loans hereunder.

      11.10 Governing Law; Submission to Jurisdiction; Venue.

            (a) THIS CREDIT AGREEMENT AND, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of New York, or of the United States for the Southern District of New York, and, by execution and delivery of this Credit Agreement, each of the Borrower and Foreign Borrowers hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Borrower and the Foreign Borrowers further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Borrower at the address set out for notices pursuant to
      Section 11.1, such service to become effective three (3) days after such mailing. Nothing herein shall affect the right of the Agent or any Bank to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

            (b) Each of the Borrower and the Foreign Borrowers hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (c) TO THE EXTENT PERMITTED BY LAW, EACH OF THE AGENT, THE BANKS, THE ISSUING LENDER, THE SWINGLINE LENDER, THE BORROWER AND EACH FOREIGN BORROWER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CREDIT

      AGREEMENT, ANY OF THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      11.11 Arbitration.

      (a) Each Foreign Borrower agrees that at the Required Banks' sole election any controversy or claim arising out of or relating to this Credit Agreement or any of the Credit Documents, or to the breach or nonperformance thereof, may be settled immediately by submitting the same to binding arbitration in New York, New York (or such other place as the parties may agree) in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association. Upon the request and submission of any controversy or claim for arbitration hereunder, the Agent shall give the Borrower not less than 45 days written notice of the request for arbitration, the nature of the controversy or claim, and the time and place set for arbitration. Each Foreign Borrower agrees that such notice is reasonable to enable such Foreign Borrower sufficient time to prepare and present its case before the arbitration panel. Judgment on the award rendered by the arbitration panel may be entered in any court in which any action could have been brought or maintained pursuant to Section 11.10 of this Credit Agreement, including without limitation any court of the State of New York or any federal court sitting in New York. The expense of arbitration shall be paid as provided by the arbitral panel.

      (b) The provisions of subsection (a) hereof are intended to comply with the requirements of the Convention on the Recognition and Enforcement of Foreign Arbitral Awards (the "Convention"). To the extent that any provisions of subsection (a) hereof are not consistent with or fail to conform to the requirements set out in the Convention, subsection (a) hereof shall be deemed amended to conform to the requirements of the Convention.

      (c) Each Foreign Borrower hereby specifically consent and submits to the jurisdiction of the courts of New York and courts of the United States located in New York for purposes of entry of a judgment or arbitration award entered by the arbitration panel.

      11.12 Severability.

      If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

      11.13 Amended and Restated Agreement; Entirety.

      This Agreement is an amendment, restatement and replacement of the Original Credit Agreement and the 1994 Credit Agreement. The Loans are for the purpose of refinancing and replacing the Indebtedness evidenced by the 1994 Credit Agreement and, originally, the Original Credit Agreement. To the extent that the Revolving Committed Amount exceeds the sum of the Primary Revolving Loan Commitments and the Secondary Revolving Loan Commitments, as such terms are used in the 1994 Credit Agreement, the Loans hereunder constitute additional Funded Indebtedness incurred by the Borrower hereunder.

      This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

      11.14 Binding Effect; Termination.

      (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by the Borrower, the Foreign Borrowers and the Agent, and the Agent shall have received copies hereof (telefaxed or otherwise) which, when taken together, bear the signatures of each Bank, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of the Borrower, each Credit Party, the Agent and each Bank and their respective successors and assigns.

      (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Credit Party Obligations have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

      11.15 Confidentiality.

      The Agent and each Bank (each, a "Lending Party") agrees to keep confidential any information furnished or made available to it by the Credit Parties pursuant to this Credit Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Credit Agreement, (g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document, and (i) subject to provisions substantially similar to those contained in this Section 11.15, to any actual or proposed participant or assignee.

      11.16 Source of Funds.

      Each of the Banks hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Bank in connection with the financing hereunder:

            (a) no part of such funds constitutes assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest;

            (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Bank, such Bank has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

            (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under
      Section 401(c)(1)(A) of ERISA; or

            (d) such funds constitute assets of one or more specific benefit plans which such Bank has identified in writing to the Borrower.

As used in this Section 11.16, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

      11.17 Judgment Currency.

      (i) The Borrower's and each Foreign Borrower's obligations hereunder to make payments in Dollars or in any Available Foreign Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Agent or a Bank of the full amount of the Obligation Currency expressed to be payable to the Agent or such Bank under this Credit Agreement. If, for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Dollar Equivalent or the Foreign Currency Equivalent, as applicable, determined in each case as of the Business Day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

      (ii) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, such amount payable by the Borrower shall be reduced or increased, as applicable, such that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

      11.18 Conflict.

      To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any other Credit Document, on the other hand, this Credit Agreement shall control.

                           [Signature Pages to Follow]

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                     WESTPOINT STEVENS INC.
                              a Delaware corporation


                              By: /s/ Morgan M. Schuessler
                                 -----------------------------------------------
                              Name:  Morgan M. Schuessler
                                   ---------------------------------------------
                              Title: Executive Vice President - Finance and
                                    --------------------------------------------
                                     Chief Financial Officer

FOREIGN BORROWERS:            WESTPOINT STEVENS (UK) LIMITED


                              By: /s/ Morgan M. Schuessler
                                 -----------------------------------------------
                              Name:  Morgan M. Schuessler
                                   ---------------------------------------------
                              Title: Director, Vice President & Treasurer
                                    --------------------------------------------

                              WESTPOINT STEVENS (EUROPE) LIMITED


                              By: /s/ Morgan M. Schuessler
                                 -----------------------------------------------
                              Name:  Morgan M. Schuessler
                                   ---------------------------------------------
                              Title: Director, Vice President & Treasurer
                                    --------------------------------------------

BANKS:                        NATIONSBANK, N. A.,
                              individually in its capacity as a
                              Bank, as the Issuing Lender, and the Swingline Lender and in its capacity as Agent


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                     WESTPOINT STEVENS INC.
                              a Delaware corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

FOREIGN BORROWERS:            WESTPOINT STEVENS (UK) LIMITED


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              WESTPOINT STEVENS (EUROPE) LIMITED


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

BANKS:                        NATIONSBANK, N. A.,
                              individually in its capacity as a
                              Bank, as the Issuing Lender, and the Swingline Lender and in its capacity as Agent


                              By: /s/ David H. Dinkins
                                 -----------------------------------------------
                              Name:  DAVID H. DINKINS
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                     WESTPOINT STEVENS INC.
                              a Delaware corporation


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

FOREIGN BORROWERS:            WESTPOINT STEVENS (UK) LIMITED


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              WESTPOINT STEVENS (EUROPE) LIMITED


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

BANKS:                        NATIONSBANK, N. A.,
                              individually in its capacity as a
                              Bank, as the Issuing Lender, and the Swingline Lender and in its capacity as Agent


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              THE FIRST NATIONAL BANK OF CHICAGO


                              By: /s/ Judith Coniwell
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              THE BANK OF NEW YORK


                              By: /s/ R R Reedy
                                 -----------------------------------------------
                              Name: RONALD R. REEDY
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------

                              SCOTIABANC INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              WACHOVIA BANK, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SOCIETE GENERALE


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              ABN AMRO BANK, N.V., Atlanta Agency


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SUNTRUST BANK, ATLANTA


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              THE BANK OF NEW YORK


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SCOTIABANC INC.


                              By: /s/ William E. Zarrett
                                 -----------------------------------------------
                              Name: William E. Zarrett
                                   ---------------------------------------------
                              Title: Senior Relationship Manager
                                    --------------------------------------------

                              WACHOVIA BANK, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SOCIETE GENERALE


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              ABN AMRO BANK, N.V., Atlanta Agency


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SUNTRUST BANK, ATLANTA


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                            THE BANK OF NEW YORK


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------

                            SCOTIABANC INC.


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                           Title:
                                ----------------------------------------------

                            WACHOVIA BANK, N.A.


                            By: /s/ Douglas W. Strickland
                               -----------------------------------------------
                            Name:   Douglas W. Strickland
                                 ---------------------------------------------
                            Title: Vice President
                                  --------------------------------------------

                            SOCIETE GENERALE


                            By: /s/ Ralph Saheb
                               -----------------------------------------------
                            Name:   Ralph Saheb
                                 ---------------------------------------------
                            Title:  Vice President, Southwest Operations Manager
                                  --------------------------------------------

                            ABN AMRO BANK, N.V., Atlanta Agency


                            By: /s/ G. Mark Clegg, Jr.    /s/ Linda K. Davis
                               -----------------------------------------------
                            Name:   G. Mark Clegg, Jr.        Linda K. Davis
                                 ---------------------------------------------
                            Title:  Vice President            Vice President
                                  --------------------------------------------

                            SUNTRUST BANK, ATLANTA


                            By:
                               -----------------------------------------------
                            Name:
                                 ---------------------------------------------
                            Title:
                                  --------------------------------------------

                            [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              THE BANK OF NEW YORK


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SCOTIABANC INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              WACHOVIA BANK, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SOCIETE GENERALE


                              By: /s/ Ralph Saheb
                                 -----------------------------------------------
                              Name: Ralph Saheb
                                   ---------------------------------------------
                              Title: Vice President Southwest Operations Manager
                                    --------------------------------------------

                              ABN AMRO BANK, N.V., Atlanta Agency


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SUNTRUST BANK, ATLANTA


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              THE BANK OF NEW YORK


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SCOTIABANC INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              WACHOVIA BANK, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SOCIETE GENERALE


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              ABN AMRO BANK, N.V.


                              By: /s/ G. Mark Clegg Jr.  /s/ Linda K. Davis
                                 -----------------------------------------------
                              Name: G. Mark Clegg Jr.  Linda K. Davis
                                   ---------------------------------------------
                              Title: Vice President     Vice President
                                    --------------------------------------------

                              SUNTRUST BANK, ATLANTA


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              THE BANK OF NEW YORK


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SCOTIABANC INC.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              WACHOVIA BANK, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SOCIETE GENERALE


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              ABN AMRO BANK, N.V., Atlanta Agency


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              SUNTRUST BANK, ATLANTA


                              By: /s/ Laura Kahn  /s/ David W. Penter
                                 -----------------------------------------------
                              Name: Laura Kahn        David W. Penter
                                   ---------------------------------------------
                              Title: SVP              Group Vice President
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              FIRST UNION NATIONAL BANK

                              By: /s/ Roger Pelz
                                 -----------------------------------------------
                              Name: Roger Pelz
                                   ---------------------------------------------
                              Title: Senior Vice President
                                    --------------------------------------------

                              FLEET BANK, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              AMSOUTH BANK OF ALABAMA


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]

                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              FIRST UNION NATIONAL BANK

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              FLEET BANK, N.A.


                              By: /s/ Steven R. Navaro
                                 -----------------------------------------------
                              Name: Steven R. Navaro
                                   ---------------------------------------------
                              Title: Senior Vice President
                                    --------------------------------------------

                              AMSOUTH BANK OF ALABAMA


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                             [signatures continued]


                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              FIRST UNION NATIONAL BANK

                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------

                              FLEET BANK, N.A.


                              By:
                                 -----------------------------------------------
                              Name:
                                   ---------------------------------------------
                              Title:
                                    --------------------------------------------


                              AMSOUTH BANK


                              By: /s/ Alan Lott
                                 -----------------------------------------------
                              Name: Alan Lott
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------

                             [signatures continued]


                                                          Westpoint Stevens Inc.
                                                                Credit Agreement

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A.
                              "Rabobank Nederland" New York Branch


                              By: /s/ Barbara A. Hyland
                                 -----------------------------------------------
                              Name:  Barbara A. Hyland
                                   ---------------------------------------------
                              Title: Senior Vice President
                                    --------------------------------------------


                              By: /s/ Dana W. Hemenway
                                 -----------------------------------------------
                              Name:  DANA W. HEMENWAY
                                   ---------------------------------------------
                              Title: Vice President
                                    --------------------------------------------

                                                          WestPoint Stevens Inc.
                                                                Credit Agreement

                                Exhibit 2.1(b)(i)

                           FORM OF NOTICE OF BORROWING

NationsBank, N. A.,
  as Agent for the Banks
101 North Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

      The undersigned, WESTPOINT STEVENS INC. (the "Borrower"), refers to the Second Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among inter alia the Borrower, the Banks and NationsBank, N. A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 2.1, [2.3], [2.5] of the Credit Agreement that it requests a Revolving Loan [Foreign Currency Loan] [Swingline Loan] advance under the Credit Agreement, and in connection therewith sets forth below the terms on which such Loan advance is requested to be made:


 (A)  Date of Borrowing (which is a Business Day)     _______________________

(B)   Dollar Amount of Principal Amount of Borrowing  _______________________

(C) Interest rate basis                               _______________________**

(D) Interest Period(s) and the last day thereof       _______________________

[(E)  Applicable Foreign Currency                     _______________________]*

[(F)] Estimated Foreign Equivalent                    _______________________]*

[(G)] Applicable Borrower                             _______________________]*

[*For Foreign Currency Loans]
[**For Swingline Loans, only Base Rate Loans are available.]

      In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c), (d), (e) and (f) of such Section, are true and correct.

                                     WESTPOINT STEVENS INC.


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                 Exhibit 2.1(e)

                             FORM OF REVOLVING NOTE

                                                                          [DATE]

      FOR VALUE RECEIVED, WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Bank"), at the office of NationsBank, N. A., as Agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Second Amended and Restated Credit Agreement dated as of the date hereof among inter alia the Borrower, the Banks and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date in immediately available funds as provided in the Credit Agreement, the principal amount of:

            (i) in the case of Revolving Loans, such Bank's Revolving Commitment Percentage of the Revolving Committed Amount or, if less, the aggregate unpaid principal amount of all Revolving Loans made by such Bank to the Borrower;

            (ii) in the case of Competitive Loans, the aggregate principal amount of all Competitive Loans made by such Bank to the Borrower; and

            (iii) in the case of Foreign Currency Loans, such Bank's Revolving Commitment Percentage of the Foreign Currency Committed Amount or, if less, the aggregate unpaid principal amount of all Foreign Currency Loans made by such Bank to the Borrower;

together with interest thereon at the rates and as provided in the Credit Agreement.

      The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information or attach such schedule shall not affect the obligation of the Borrower to pay amounts evidenced hereby and arising under the Credit Agreement.

      Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Bank shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

      In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

      This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     WESTPOINT STEVENS INC.


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                EXHIBIT 2.2(b)-1

                         FORM OF COMPETITIVE BID REQUEST

NationsBank, N.A.,
as Agent for the Banks
101 N. Tryon Street
Independence Center, 15th Floor
NC1-005-15-04
Charlotte, North Carolina  28255
Attn:  Agency Services

Ladies and Gentlemen:

      Reference is made to that Second Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and modified, the "Credit Agreement"), among inter alia WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), the Banks identified therein and NationsBank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 2.2(a) of the Credit Agreement it requests solicitation of Competitive Bids under the Credit Agreement, and in connection herewith sets forth below the terms on which the related Competitive Loan borrowing is requested to be made:

(A)   Date of  Competitive Loan borrowing
      (which is a Business Day)                             __________________

(B)   Principal amount of
      Competitive Loan borrowing                            __________________

(C)   Duration of Interest Period Requested
      and last day thereof                                  __________________

      In accordance with the requirements of Section 5.2 of the Credit Agreement, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section and confirms that the matters referenced in subsections (c), (d), (e) and (f) of such Section are true and correct.

                                     WESTPOINT STEVENS INC.


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                EXHIBIT 2.2(b)-2

              FORM OF NOTICE OF RECEIPT OF COMPETITIVE BID REQUEST

[Name of Lender]
[Address]

Attention:

Ladies and Gentlemen:

      Reference is made to the Second Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended and modified, the "Credit Agreement"), among inter alia WESTPOINT STEVENS INC.., a Delaware corporation (the "Borrower"), the Banks, and NationsBank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower has made a Competitive Bid Request under the Credit Agreement on _____________, 19__, pursuant to Section 2.2(b) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by 10:00 A.M. (Charlotte, North Carolina time) ______________, 19__ [date of proposed Competitive Loan borrowing]. Your Competitive Bid must comply with Section 2.2(c) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

(A)   Date of Competitive Loan Borrowing              __________________

(B)   Principal amount of
      Competitive Borrowing                           __________________

(C)   Duration of Interest Period Requested
      and last day thereof                            __________________

                                          NATIONSBANK, N.A., as Agent


                                          By: __________________________
                                          Name: ________________________
                                          Title: _______________________

                                 Exhibit 2.2(c)

                             FORM OF COMPETITIVE BID

NationsBank, N.A.,
      as Agent for the Banks
101 N. Tryon Street
Independence Center, 15th Floor
NC1-005-15-04
Charlotte, North Carolina  28255
Attn:  Agency Services

Ladies and Gentlemen:

      The undersigned, [Name of Bank], refers to the Second Amended and Restated Credit Agreement dated as of [DATE] (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among inter alia WESTPOINT STEVENS INC. (the "Borrower"), the Banks and NationsBank, N.A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.2(c) of the Credit Agreement, in response to the Competitive Bid Request made by the Borrower on ________________, 19__, and in that connection sets forth below the terms on which such Competitive Bid is made:

(A)   Principal Amount                                ____________________

(B)   Competitive Bid Rate                            ____________________

(C)   Interest Period and last day thereof            ____________________

      The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with Section 2.2(e) of the Credit Agreement.

                                     [NAME OF BANK]


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                 Exhibit 2.2(e)

                  FORM OF COMPETITIVE BID ACCEPT/REJECT LETTER

NationsBank, N.A.,
      as Agent for the Banks
101 N. Tryon Street
Independence Center, 15th Floor
NC1-005-15-04
Charlotte, North Carolina  28255
Attn:  Agency Services

Ladies and Gentlemen:

      The undersigned, WESTPOINT STEVENS INC. (the "Borrower"), refers to the Second Amended and Restated Credit Agreement dated as of [DATE] (as amended, modified, extended or restated from time to time, the "Credit Agreement"), among inter alia the Borrower, the Banks and NationsBank, N.A., as Agent.

      In accordance with Section 2.2(e) of the Credit Agreement, in connection with our Competitive Bid Request dated ______________ and in accordance with
Section 2.2(e) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:

            Principal Amount        Competitive Bid Rate          Bank
            ----------------        --------------------          ----

            $                                     [%]
            $                                     [%]


We hereby reject the following bids:

            Principal Amount        Competitive Bid Rate          Bank
            ----------------        --------------------          ----

            $                                     [%]
            $                                     [%]

                                     WESTPOINT STEVENS INC.


                                     By: __________________________
                                     Name: ________________________

                                 Exhibit 2.3(e)

                          FORM OF FOREIGN CURRENCY NOTE

                                                                          [DATE]

      FOR VALUE RECEIVED, WESTPOINT STEVENS (UK) LIMITED, a limited liability company incorporated in England (the "Foreign Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Bank"), at the office of NationsBank, N. A., as Agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Second Amended and Restated Credit Agreement dated as of the date hereof among inter alia WestPoint Stevens Inc., the Foreign Borrower, the Banks and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date in immediately available funds as provided in the Credit Agreement, the principal amount of such Bank's Revolving Commitment Percentage of the Foreign Currency Committed Amount or, if less, the aggregate unpaid principal amount of all Foreign Currency Loans made by such Bank to the Foreign Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

      The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information or attach such schedule shall not affect the obligation of the Foreign Borrower to pay amounts evidenced hereby and arising under the Credit Agreement.

      Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Foreign Borrower to the Bank shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Foreign Borrower.

      In the event this Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

      This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained as provided in Section 11.3(c) of the Credit Agreement.

      IN WITNESS WHEREOF, the Foreign Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     WESTPOINT STEVENS (UK) LIMITED


                                     By: __________________________
                                     Name: ________________________

                                 EXHIBIT 2.3(e)

                          FORM OF FOREIGN CURRENCY NOTE

                                                                          [DATE]

      FOR VALUE RECEIVED, WESTPOINT STEVENS (EUROPE) LIMITED, a limited liability company incorporated in England (the "Foreign Borrower"), hereby promises to pay to the order of __________________________, its successors and assigns (the "Bank"), at the office of NationsBank, N. A., as Agent (the "Agent"), at 101 North Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Second Amended and Restated Credit Agreement dated as of the date hereof among inter alia WestPoint Stevens Inc., the Foreign Borrower, the Banks and the Agent (as it may be as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date in immediately available funds as provided in the Credit Agreement, the principal amount of such Bank's Revolving Commitment Percentage of the Foreign Currency Committed Amount or, if less, the aggregate unpaid principal amount of all Foreign Currency Loans made by such Bank to the Foreign Borrower, together with interest thereon at the rates and as provided in the Credit Agreement.

      The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that any failure to endorse such information or attach such schedule shall not affect the obligation of the Foreign Borrower to pay amounts evidenced hereby and arising under the Credit Agreement.

      Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Foreign Borrower to the Bank shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Foreign Borrower.

      In the event this Note is not paid when due at any stated or accelerated maturity, the Foreign Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

      This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained as provided in Section 11.3(c) of the Credit Agreement.

      IN WITNESS WHEREOF, the Foreign Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     WESTPOINT STEVENS (EUROPE) LIMITED


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                 Exhibit 2.5(d)

                             FORM OF SWINGLINE NOTE

    $25,000,000                                                           [DATE]

            FOR VALUE RECEIVED, WESTPOINT STEVENS INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of NATIONSBANK, N.A., its successors and assigns (the "Swingline Lender"), at the office of NationsBank, N.A., as Agent (the "Agent"), at 101 N. Tryon Street, Independence Center, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the holder hereof may designate), at the times set forth in the Second Amended and Restated Credit Agreement dated as of the date hereof among inter alia the Borrower, the Swingline Lender, the Banks and the Agent (as it may be amended, modified, extended or restated from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement), but in no event later than the Maturity Date, in Dollars and in immediately available funds, the principal amount of TWENTY FIVE MILLION DOLLARS ($25,000,000) or, if less than such principal amount, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the Borrower pursuant to the Credit Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates selected in accordance with Section 2.5(c) of the Credit Agreement.

      Upon the occurrence and during the continuance of an Event of Default, the balance outstanding hereunder shall bear interest as provided in Section 3.1 of the Credit Agreement. Further, in the event the payment of all sums due hereunder is accelerated under the terms of the Credit Agreement, this Note, and all other indebtedness of the Borrower to the Swingline Lender shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

      In the event this Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees.

      All borrowings evidenced by this Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on Schedule A attached hereto and incorporated herein by reference, or on a continuation thereof which shall be attached hereto and made a part hereof; provided, however, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Note.

      This Note and the Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

      IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                     WESTPOINT STEVENS INC.


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                SCHEDULE A TO THE
                                 SWINGLINE NOTE
                      OF WESTPOINT STEVENS INC. IN FAVOR OF
                                NATIONSBANK, N.A.
                                 DATED [DATE]

                                                               Unpaid             Name of
           Type                                                Principal          Person
           of         Interest             Payments            Balance            Making
Date       Loan       Period        Principal    Interest      of Note            Notation
----       ----       ------        ---------    --------      -------            --------


                                   Exhibit 3.2

                     FORM OF NOTICE OF EXTENSION/CONVERSION

NationsBank, N. A.,
  as Agent for the Banks
101 North Tryon Street
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention:  Agency Services

Ladies and Gentlemen:

      The undersigned, WESTPOINT STEVENS INC. (the "Borrower"), refers to the Second Amended and Restated Credit Agreement dated as of June 9, 1998 (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"), among inter alia the Borrower, the Banks and NationsBank, N. A., as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives notice pursuant to Section 3.2 of the Credit Agreement that it [a Foreign Borrower] requests an extension or conversion of a [Revolving Loan][Foreign Currency Loan] outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such extension or conversion is requested to be made:

(A)   Loan Type                                       _______________________

(B)   Date of Extension or Conversion
      (which is the last day of the
      the applicable Interest Period)                 _______________________

(C)   Principal Amount of Extension or Conversion     _______________________

(D) Interest rate basis                               _______________________

(E) Interest Period and the last day thereof          _______________________

[(F)  Estimated Foreign Currency Equivalent of
      Extension or Conversion                         _______________________]*

[(G)  Applicable Foreign Currency of Extended or
      Converted Loan                                  _______________________]*

[*For Foreign Currency Loans]

      In accordance with the requirements of Section 5.2, the Borrower hereby reaffirms the representations and warranties set forth in the Credit Agreement as provided in subsection (b) of such Section, and confirms that the matters referenced in subsections (c), (d), (e) and (f) of such Section, are true and correct.

                                     WESTPOINT STEVENS INC.


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                 Exhibit 7.1(c)

                   FORM OF OFFICER'S COMPLIANCE CERTIFICATE

For the fiscal quarter ended _________________, 19___.

      I, ______________________, [Title] of WESTPOINT STEVENS INC. (the "Borrower") hereby certify that, to the best of my knowledge and belief, with respect to that certain Second Amended and Restated Credit Agreement dated as of [DATE] (as amended, modified, restated or supplemented from time to time, the "Credit Agreement"; all of the defined terms in the Credit Agreement are incorporated herein by reference) among the Borrower, the Banks and NationsBank,
N. A., as Agent:

      a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

      b. Since ___________ (the date of the last similar certification, or, if none, the Closing Date) no Default or Event of Default has occurred under the Credit Agreement; and

      Delivered herewith are detailed calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 7.11 of the Credit Agreement as of the end of the fiscal period referred to above.

      This ______ day of ___________, 19__.


                                     WESTPOINT STEVENS INC.


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                  Exhibit 7.12

                            FORM OF JOINDER AGREEMENT

      THIS JOINDER AGREEMENT (the "Agreement"), dated as of this ____ day of ________ by and between [Name of new subsidiary], a corporation organized and existing under the laws of _______________ (the "Subsidiary"), and NATIONSBANK, N.A., formerly known as NationsBank of North Carolina, N.A., in its capacity as trustee (the "Trustee") under that certain Second Amended and Restated Collateral Trust Agreement (as it may be amended, modified, extended or restated from time to time, the "Collateral Trust Agreement"), dated as of June 9, 1998, by and among inter alia WestPoint Stevens Inc. (the "Borrower"), each of the subsidiaries of the Borrower listed on the signature pages thereto, the Trustee, and the Banks. All of the defined terms in the Collateral Trust Agreement are incorporated herein by reference.

      The Subsidiary is an Additional Grantor, and, consequently, the Borrower is required by Section 2.2 of the Collateral Trust Agreement to cause the Subsidiary to become a party to the Collateral Trust Agreement as a Grantor, to guaranty the Secured Debt on terms substantially similar to those set forth in the Restated Guaranties, and by becoming a party to the Collateral Trust Agreement as a Grantor, grant to the Trustee for itself and for the benefit of the Secured Parties a continuing security interest in all Grantor Collateral which it now owns or hereafter acquires.

      Accordingly, the Subsidiary hereby agrees as follows with the Trustee, for the benefit of the Secured Parties:

      1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Collateral Trust Agreement and a "Grantor" for all purposes of the Collateral Trust Agreement, and shall have all of the obligations of a Grantor thereunder as if it had executed the Collateral Trust Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Collateral Trust Agreement, including without limitation (i) all of the representations and warranties of the Grantors set forth therein, (ii) all of the affirmative and negative covenants set forth therein and (iii) all of the other undertakings and waivers by Grantors set forth therein.

      2. Without limiting the generality of the foregoing section 1, as collateral security for the prompt and complete payment and performance when due of all of the Secured Debt, the Subsidiary does hereby pledge, assign and transfer unto the Trustee for itself and for the ratable benefit of the Secured Parties, and does hereby grant to the Trustee for itself and the ratable benefit of the Secured Parties, a continuing security interest of first priority, in all of the right, title and interest of the Subsidiary in the Grantor Collateral, subject as to priority only to Liens permitted by the Restated Credit Agreement which, pursuant to applicable law, are prior in right to the Lien granted hereby. The Subsidiary has executed contemporaneously herewith a Subsidiary Guaranty in favor of the Trustee for the benefit of the Banks.

      3. The Subsidiary hereby represents and warrants to the Agent that:

            (i) The Subsidiary's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 1 attached hereto and the Subsidiary keeps its books and records at such locations.

            (ii) The type of Collateral owned by the Subsidiary and the location of all Collateral owned by the Subsidiary is as shown on Schedule 2 attached hereto.

            (iii) The Subsidiary's legal name is as shown in this Agreement and the Subsidiary has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 attached hereto.

            (iv) The patents and trademarks listed on Schedule 4 attached hereto constitute all of the registrations and applications for the patents and trademarks owned by the Subsidiary.

      4. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement executed by the Borrower, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 4, the Subsidiary hereby pledges and assigns to the Agent, for the benefit of the Banks, and grants to the Agent, for the benefit of the Banks, a continuing security interest in any and all right, title and interest of the Subsidiary in and to Pledged Shares (as such term is defined in Section 2 of the Pledge Agreement) listed on Schedule 5 attached hereto and the other Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).

      5. The address of the Subsidiary for purposes of all notices and other communications is ____________________, ____________________________, Attention
of ______________ (Facsimile No. ____________).

      6. The Subsidiary hereby waives acceptance by the Agent and the Banks of the guaranty by the Subsidiary upon the execution of this Agreement by the Subsidiary.

      7. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

      8. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Banks, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                     [SUBSIDIARY]


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________


                                     Acknowledged and accepted:

                                     NATIONSBANK, N. A., as Agent


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________

                                 Exhibit 11.3(b)

                        FORM OF ASSIGNMENT AND ACCEPTANCE

      Reference is made to the Second Amended and Restated Credit Agreement dated as of [DATE], as amended and modified from time to time thereafter (the "Credit Agreement") among inter alia WESTPOINT STEVENS INC., the Banks party thereto and NationsBank, N.A., as Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

      The "Assignor" and the "Assignee" referred to on Schedule 1 agree as follows:

      1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement and the other Credit Documents as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement and the other Credit Documents. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

      2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor and requests that the Agent exchange such Notes for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1.

      3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.11.

      4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Agent, unless otherwise specified on Schedule 1.

      5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

      7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

      8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date hereof.

                                     ____________________, as Assignor


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________


                                     _____________________, as Assignee


                                     By: __________________________
                                     Name: ________________________
                                     Title: _______________________


                                     Notice address of Assignee:

                                     [Assignee]

                                     ______________________________
                                     ______________________________
                                     Attn: ________________________
                                     Telephone: (___) __________
                                     Telecopy:  (___) __________

CONSENTED TO:

NATIONSBANK, N.A., *
as Agent


By: __________________________
Name: ________________________
Title: _______________________


WESTPOINT STEVENS INC.


By: __________________________
Name: ________________________
Title: _______________________

----------
* Required if the Assignee is an Eligible Assignee solely by reason of clause
(iii) of the definition of "Eligible Assignee."

                                   SCHEDULE 1
                                       to
                            ASSIGNMENT AND ACCEPTANCE

(a)   Date of Assignment:

(b)   Legal Name of Assignor:

(c)   Legal Name of Assignee:

(d)   Effective Date of Assignment* :

(e)   Revolving Commitment Percentage Assigned
      (expressed as a percentage set forth to at least 8 decimals)            %

(f)   Revolving Commitment Percentage of Assignee after
      giving effect to this Assignment and Acceptance as of
      the Effective Date (set forth to at least 8 decimals)                   %

(g)   Revolving Commitment Percentage of Assignor after
      giving effect to this Assignment and Acceptance as of
      the Effective Date (set forth to at least 8 decimals)                   %

(h)   Revolving Committed Amount as of Effective Date             $___________

(i)   Dollar Amount of Assignor's Revolving Commitment
      Percentage as of the Effective Date (the amount set forth in (h) multiplied by the percentage set forth in (g)) $___________

(j)   Dollar Amount of Assignee's Revolving Commitment
      Percentage as of the Effective Date (the amount set forth in (h) multiplied by the percentage set forth in (f)) $___________

----------
* This date should be no earlier than five Business Days after delivery of this Assignment and Acceptance to the Agent.